361 MANAGED FUTURES STRATEGY FUND
Class/Ticker
Investor Class (AMFQX)

Class I (AMFZX)

361 GLOBAL MANAGED FUTURES STRATEGY FUND

Class/Ticker
Investor Class (AGFQX)

Class I (AGFZX)

361 DOMESTIC LONG/SHORT EQUITY FUND

Class/Ticker

Investor Class (ADMQX)

Class I (ADMZX)

Class Y (ADMWX

361 GLOBAL LONG/SHORT EQUITY FUND

Class/Ticker
Investor Class (AGAQX)

Class I (AGAZX)

Class Y (AGAWX)

361 GLOBAL EQUITY ABSOLUTE RETURN FUND

Class/Ticker
Investor Class (AGRQX)

Class I (AGRZX)

Class Y (AGRWX)

361 MACRO OPPORTUNITY FUND

Class/Ticker
Investor Class (AGMQX)

Class I (AGMZX)

361 U.S. SMALL CAP EQUITY FUND
Class/Ticker
Investor Class (ASFQX)

Class I (ASFZX)

Class Y (ASFWX)

PROSPECTUS

March 1, 2019

 as amended, March 13, 2019

The Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Funds at 1-888-736-1227 (888-7361CAP) or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-888-736-1227 (888-7361CAP) or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all of the series of Investment Managers Series Trust managed by 361 Capital, LLC you hold directly or through your financial intermediary, as applicable.

361 Managed Futures Strategy Fund

361 Global Managed Futures Strategy Fund

361 Domestic Long/Short Equity Fund

361 Global Long/Short Equity Fund

361 Global Equity Absolute Return Fund

361 Macro Opportunity Fund

361 U.S. Small Cap Equity Fund

Each a series of Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION - 361 MANAGED FUTURES STRATEGY FUND	1
SUMMARY SECTION – 361 GLOBAL MANAGED FUTURES STRATEGY FUND	8
SUMMARY SECTION – 361 DOMESTIC LONG/SHORT EQUITY FUND	14
SUMMARY SECTION - 361 GLOBAL LONG/SHORT EQUITY FUND	20
SUMMARY SECTION – 361 GLOBAL EQUITY ABSOLUTE RETURN FUND	26
SUMMARY SECTION – 361 MACRO OPPORTUNITY FUND	32
SUMMARY SECTION - 361 U.S. SMALL CAP EQUITY FUND	39
MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	44
MANAGEMENT OF THE FUNDS	63
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN	71
YOUR ACCOUNT WITH THE FUNDS	71
DIVIDENDS AND DISTRIBUTIONS	82
FEDERAL INCOME TAX CONSEQUENCES	82
FINANCIAL HIGHLIGHTS	86
FOR MORE INFORMATION	103

This Prospectus sets forth basic information about the Funds that you should know before investing.

It should be read and retained for future reference.

The date of this Prospectus is March 1, 2019, as amended March 13, 2019.

SUMMARY SECTION - 361 MANAGED FUTURES STRATEGY FUND

Investment Objective

The investment objective of the 361 Managed Futures Strategy Fund (the “Fund”) is to seek positive absolute returns that have a low correlation to the returns of broad stock and bond markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.59%		1.59%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.31%		0.31%
Shareholder service fee[1]	0.10%		0.10%
All other expenses	0.21%		0.21%
Acquired Fund Fees and Expenses		0.03%		0.03%
Total annual fund operating expenses[2]		2.18%		1.93%

1	The maximum shareholder service fee for Investor Class and Class I shares is 0.15%.

2	The total annual fund operating expenses and total annual fund operating expenses after fees waived do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares	$221	$682	$1,169	$2,513
Class I shares	$196	$606	$1,042	$2,254

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

In pursuing the Fund’s investment objective, the Advisor employs a set of quantitative models to make investment decisions. Using a combination of market inputs, these models systematically identify when to purchase and sell specific investments for the Fund. The Advisor uses these models for the purpose of seeking to achieve favorable returns for the Fund from short-term movements in various U.S. and foreign markets. The Advisor may also use other quantitative models that focus on longer term market trends rather than on identifying short-term purchase and sale opportunities. The Advisor may also base purchase and sale decisions for the Fund on its judgment regarding various market and economic factors rather than its quantitative models.

In pursuing its investment objective, the Fund will primarily seek to establish both long and short positions in futures contracts on various U.S. and foreign equity indices. However, the Advisor’s quantitative models will seek to identify periods during which the Fund should not enter into futures contracts. Accordingly, there will be significant periods of time during which the Fund will not hold any long or short futures positions. The Fund will be required to use a portion of its assets as margin for the Fund’s futures positions. The amount of margin will be based on the notional value of the futures contracts held by the Fund. The Advisor allocates the Fund’s assets not invested in futures or used as margin to a fixed income strategy that invests primarily in investment grade fixed income securities in order to generate interest income. These investments may include collateralized mortgage obligations, which are a type of mortgage-backed security, and other types of asset-backed securities. The Advisor delegates management of the Fund’s fixed income strategy portfolio to Federated Investment Management Company (the “Sub-Advisor”). The Fund’s overall portfolio duration is expected to be less than one year with a weighted average maturity of less than two years.

The Fund may hold fixed income securities and liquid money market instruments during periods when the Fund is already invested in futures positions, when the Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies. As a result, a substantial portion of the Fund’s portfolio may be invested in instruments other than futures contracts. While those other investments may contribute to the Fund’s performance, the Advisor expects that over time a majority of the Fund’s performance will be attributable to the Fund’s futures positions.

The Fund may also write put and call options and purchase put and call options on futures, securities indices and shares of ETFs. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions. Futures contracts and put and call options are among the types of instruments commonly referred to as derivatives.

Principal Risks

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below in alphabetical order. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Asset segregation risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF and mutual fund risk. Investing in ETFs or mutual funds (including other funds managed by the Fund’s advisor or sub-advisor) will provide the fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Futures risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Government intervention and regulatory changes. In response to the global financial crisis that began in 2008, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Recently, the Federal Reserve has begun raising interest rates, and if there is less governmental action in the future to maintain low interest rates and/or actions are taken to raise interest rates further, there may be unpredictable and possible negative effects on the markets and the Fund’s investments. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, changes in regulation related to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Leveraging risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Collateralized mortgage obligations generally entail greater market, prepayment and liquidity risk than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The bar chart shows the performance of the Fund’s Class I shares. Investor Class shares’ performance would be lower than the Fund’s Class I shares because of the higher expenses paid by Investor Class shares. Updated performance information is available on the Fund’s website at www.361funds.com.

Calendar Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I
Highest Calendar Quarter Return at NAV	8.15%	Quarter Ended 06/30/2012
Lowest Calendar Quarter Return at NAV	(5.05)%	Quarter Ended 09/30/2015

Average Annual Total Returns (for periods ended December 31, 2018)	1 year	5 years	Since Inception (December 20, 2011)
Class I - Return Before Taxes	(2.39)%	1.45%	2.83%
Class I - Return After Taxes on Distributions*	(2.39)%	1.33%	2.59%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	(1.42)%	1.11%	2.16%
Investor Class – Return Before Taxes	(2.69)%	1.19%	2.57%
FTSE 3-month T-Bill Index (Reflects No Deductions for Fees, Expenses or Taxes)	1.86%	0.60%	0.45%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor

361 Capital, LLC is the Fund’s investment advisor.

Sub-Advisor

Federated Investment Management Company is the Fund’s sub-advisor (“Federated” or the “Sub-Advisor”).

Portfolio Managers of the Advisor

Blaine Rollins, CFA, Managing Director, has served as a portfolio manager of the Fund since its inception on December 20, 2011. Aditya Bhave, has served as a portfolio manager of the Fund since December 4, 2014. Jason Leupold, Vice President of Trading and Research, has served as portfolio manager of the Fund since March 1, 2017. John Riddle, Chief Investment Officer, has served as a portfolio manager of the Fund since May 7, 2018. Messrs. Rollins, Bhave, Leupold, and Riddle are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Manager of the Sub-Advisor

Randall S. Bauer, CFA, Senior Vice President and Senior Portfolio Manager, has served as a portfolio manager of the Fund and has been primarily responsible for the day-to-day management of the fixed income strategy of the Fund’s portfolio since October 1, 2014.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Shares
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	None
Class I Shares
All Accounts	$100,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – 361 GLOBAL MANAGED FUTURES STRATEGY FUND

Investment Objective

The 361 Global Managed Futures Strategy Fund (the “Fund”) seeks positive absolute returns that have a low correlation to the returns of global stock and bond markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%
Distribution and service (12b-1) fees		0.25%		None
Other expenses		0.45%		0.45%
Shareholder service fee[1]	0.11%		0.11%
Dividends and interest expense on short sales	0.03%		0.03%
All other expenses	0.31%		0.31%
Total annual fund operating expenses		1.95%		1.70%
Recoupment of waived fees and/or expenses reimbursed[2]		0.07%		0.07%
Total annual fund operating expenses after recoupment of waived fees and/or expenses reimbursed[2]		2.02%		1.77%

1	The maximum shareholder service fee for Investor Class and Class I shares is 0.15%.

2	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), leverage interest, taxes, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.99% and 1.74% of the average daily net assets of the Fund's Investor Class and Class I shares, respectively. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares	$205	$619	$1,059	$2,280
Class I shares	$180	$543	$930	$2,014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

In pursuing its investment objective, the Fund expects to primarily focus, under normal circumstances, on investment in long or short positions in futures contracts for which the underlying reference asset is an index comprised primarily of non-U.S. issuers, although for brief periods of time the Fund may take temporary cash positions when the advisor’s investment methodology dictates that the Fund exit a number of its positions simultaneously. The Fund further expects that, under normal circumstances, such non-U.S. issuers will be from at least three different countries other than the United States.

In pursuing the Fund’s investment objective, the Advisor employs a counter-trend strategy by engaging a set of quantitative models to make investment decisions. In particular, the Fund’s counter-trend strategy follows an investment model designed to perform in volatile markets, regardless of direction, by taking advantage of market fluctuations. The Fund’s counter-trend strategy follows an investment model designed to perform in volatile markets, regardless of direction, by taking advantage of short-term bi-directional market fluctuations. Using a combination of market inputs, the model systematically identifies when to purchase and sell specific investments for the Fund. The Advisor may also use other quantitative models that focus on longer term market trends rather than on identifying short-term purchase and sale opportunities. The Fund’s investment strategy will involve active and frequent trading.

Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. A “long” position arises when the Fund holds a security in its portfolio. The Fund will have a “short” position where it sells a security it does not own by delivery of a borrowed security. Generally, a “long” position in a futures contract is expected to provide a positive return if the price of the underlying instrument or reference obligation increases and a negative return if the price of the underlying instrument or reference obligation decreases. Conversely, a “short” position in a futures contract is expected to provide a positive return when the price of the underlying instrument or reference obligation decreases and a negative return if the price of the underlying instrument or reference obligation increases. If the Fund holds both long and short futures positions in the same underlying instrument or reference obligation, the Fund may experience an overall loss with respect to its investments in that instrument or obligation if losses on one position (long or short) exceed the gains on the other position (long or short).

The Fund will be required to use a portion of its assets as margin for the Fund’s futures positions. The amount of margin will be based on the notional value of the futures contracts held by the Fund. Assets of the Fund not invested in futures or used as margin will generally be invested in liquid instruments. The Fund may hold liquid money market instruments during periods when the Fund is already invested in futures positions to the extent dictated by its investment strategy, when the Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies. As a result, a substantial portion of the Fund’s portfolio may be invested in instruments other than futures contracts. While investments other than futures may contribute to the Fund’s performance, the Advisor expects that over time and under normal market conditions a majority of the Fund’s performance will be attributable to the Fund’s futures positions.

In addition, the Fund may write put and call options and purchase put and call options on futures, and securities indices. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions.

Principal Risks

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below in alphabetical order. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Asset segregation risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than higher rated securities.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Futures contracts risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Government intervention and regulatory changes. In response to the global financial crisis that began in 2008, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Recently, the Federal Reserve has begun raising interest rates, and if there is less governmental action in the future to maintain low interest rates and/or actions are taken to raise interest rates further, there may be unpredictable and possible negative effects on the markets and the Fund’s investments. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, changes in regulation related to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Leveraging risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The bar chart shows the performance of the Fund’s Class I shares. Investor Class shares’ performance would be lower than the Fund’s Class I shares because of the higher expenses paid by Investor Class shares. Updated performance information is available on the Fund’s website at www.361funds.com.

Calendar Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I
Highest Calendar Quarter Return at NAV	5.24%	Quarter Ended 03/31/2016
Lowest Calendar Quarter Return at NAV	(3.80)%	Quarter Ended 03/31/2018

Average Annual Total Returns (for periods ended December 31, 2018)	1 year	Since Inception (February 12, 2014)
Class I - Return Before Taxes	(4.43)%	2.66%
Class I - Return After Taxes on Distributions*	(4.43)%	2.18%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	(2.63)%	1.93%
Investor Class – Return Before Taxes	(4.67)%	2.39%
FTSE 3-Month T-Bill Index (Reflects No Deductions for Fees, Expenses or Taxes)	1.86%	0.62%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor

361 Capital, LLC is the 361 Global Managed Futures Strategy Fund’s investment advisor (the “Advisor”).

Portfolio Managers

Blaine Rollins, CFA, Managing Director, has been a portfolio manager for the Fund since its inception on February 12, 2014. Aditya Bhave, has served as a portfolio manager for the Fund since December 4, 2014. Jason Leupold, Vice President of Trading and Research, has served as a portfolio manager for the Fund since March 1, 2017. John Riddle, Chief Investment Officer, has served as a portfolio manager for the Fund since May 7, 2018. Messrs. Rollins, Bhave, Leupold, and Riddle are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	None
Class I
All Accounts	$100,000	None

Fund shares are redeemable on any business day the NYSE is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – 361 DOMESTIC LONG/SHORT EQUITY FUND

Investment Objectives

The investment objective of the 361 Domestic Long/Short Equity Fund (the “Fund”) is to achieve long-term capital appreciation. The Fund also seeks to preserve capital in down markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class		Class I		Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None		None
Maximum deferred sales charge (load)		None		None		None
Redemption fee		None		None		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.10%		1.10%		1.10%
Distribution and service (Rule 12b-1) fees		0.25%		None		None
Other expenses		2.03%		1.96%		1.88%
Dividend and interest expense on short sales	1.23%		1.23%		1.23%
Shareholder servicing fee[2]	0.15%		0.08%		None
All other expenses	0.65%		0.65%		0.65%
Total annual fund operating expenses		3.38%		3.06%		2.98%
Fees waived and/or expenses reimbursed[3]		(0.36%)		(0.36%)		(0.36%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]		3.02%		2.70%		2.62%

1	The expense information in the table has been restated to reflect the current expense limitation agreement.

2	The maximum shareholder service fee for Investor Class and Class I shares is 0.15%.

3	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed 1.39% of the Fund’s average daily net assets. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$305	$1,006	$1,729	$3,643
Class I	$273	$911	$1,575	$3,349
Class Y	$265	$888	$1,536	$3,274

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 262% of the average value of its portfolio.

Principal Investment Strategies

In pursuing its investment objectives, the Fund seeks to invest at least 80% of the value of its net assets (which include borrowings for investment purposes) in equity securities such as common stocks, warrants and rights of issuers that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The Fund employs a strategy of taking long and short positions in equity securities publicly traded in the United States. The Fund buys securities “long” that Wells Capital Management, Inc. (the “Sub-Advisor”), the Fund’s sub-advisor, believes will outperform the equity market, and sells securities “short” that the Sub-Advisor believes will underperform the equity market. The Fund’s long-short exposure will vary over time based on the Sub-Advisor’s assessments of market conditions and other factors. The Fund may invest in equity securities of issuers in all market capitalization ranges without limitation. The Sub-Advisor anticipates that, in general, the net long exposure of the Fund will not exceed 100% and the Fund will not have a net short exposure. The Fund’s investment strategy involves active and frequent trading.

The Fund’s strategy seeks to provide favorable performance while seeking to reduce certain risks relative to a portfolio comprised of only long positions in the same or substantially similar securities, but there can be no guarantee that its strategy will be successful in this regard.

The Fund may also invest from time to time in futures, swaps and options contracts on securities, and securities indices. The Fund may also enter into options on futures contracts. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to seek to adjust the risk and return of its overall investment positions. The Fund may employ the types of derivatives referenced above in order to obtain short or long exposures to securities. The Fund will not count its derivatives positions, including futures, swaps and option positions, for purposes of determining whether it holds at least 80% of the value of its net assets (including investment-related borrowings) in equity securities.

The Fund may invest in exchange-traded funds (“ETFs”) designed to track U.S. equity securities indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. The Fund will count its ETF positions for purposes of determining whether it holds at least 80% of the value of its net assets (including investment-related borrowings) in equity securities of U.S. issuers.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below in alphabetical order. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Asset segregation risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Leveraging risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-diversification risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Portfolio turnover risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Small-cap and mid-cap company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Warrants and rights risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class Y shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The bar chart shows the performance of the Fund’s Class Y shares. Investor Class shares and Class I shares’ performance would be lower than the Fund’s Class Y shares because of the higher expenses paid by Investor Class shares and Class I shares. Updated performance information is available on the Fund’s website at www.361funds.com.

Calendar Year Total Return (before taxes) for Class Y Shares

For each calendar year at NAV

Class Y
Highest Calendar Quarter Return at NAV	4.41%	Quarter Ended 12/31/2017
Lowest Calendar Quarter Return at NAV	(11.25)%	Quarter Ended 12/31/2018

Average Annual Total Returns (for periods ended December 31, 2018)	1 year	Since Inception (March 31, 2016)
Class Y - Return Before Taxes	(4.87)%	2.47%
Class Y - Return After Taxes on Distributions*	(6.89)%	1.29%
Class Y - Return After Taxes on Distributions and Sale of Fund Shares*	(2.03)%	1.69%
Class I – Return Before Taxes	(4.96)%	2.37%
Investor Class – Return Before Taxes	(5.25)%	2.10%
Russel 1000 Index (Reflects No Deductions for Fees, Expenses or Taxes)	(4.78)%	9.48%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Y Shares only and after-tax returns for classes other than Class Y will vary from returns shown for Class Y.

Investment Advisor

361 Capital, LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor

Wells Capital Management, Inc. is the Fund’s sub-advisor.

Portfolio Managers

The Analytic Investors Team of the Sub-Advisor have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on March 31, 2016. The Analytic Investors Team is comprised of Harindra de Silva, Ph.D., CFA, Portfolio Manager, Dennis Bein, CFA, Portfolio Manager, and Ryan Brown, CFA, Portfolio Manager.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class Shares
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	None
Class I Shares
All Accounts	$2,500	None
Class Y Shares
All Accounts	$1 million	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax- advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax- advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION - 361 GLOBAL LONG/SHORT EQUITY FUND

Investment Objectives

The investment objective of the 361 Global Long/Short Equity Fund (the “Fund”) is to seek to achieve long-term capital appreciation. The Fund also seeks to preserve capital in down markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class		Class I		Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None		None
Maximum deferred sales charge (load)		None		None		None
Redemption fee		None		None		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%		1.25%
Distribution and service (Rule 12b-1) fees		0.25%		None		None
Other expenses		1.18%		1.15%		1.04%
Dividend and interest expense on short sales	0.85%		0.85%		0.85%
Shareholder service fee[2]	0.14%		0.11%		None
All other expenses	0.19%		0.19%		0.19%
Total annual fund operating expenses		2.68%		2.40%		2.29%
Fees waived and/or expenses reimbursed[3]		(0.05%)		(0.05%)		(0.05%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]		2.63%		2.35%		2.24%

1	The expense information in the table has been restated to reflect the current expense limitation agreement.

2	The maximum shareholder service for Investor Class and Class I shares is 0.15%.

3	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed 1.39% of the Fund’s average daily net assets. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$266	$828	$1,415	$3,009
Class I	$238	$744	$1,276	$2,733
Class Y	$227	$711	$1,221	$2,622

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 197% of the average value of its portfolio.

Principal Investment Strategies

In pursuing its investment objectives, the Fund seeks to invest at least 80% of the value of its net assets (which include borrowings for investment purposes) in equity securities such as common stocks, warrants and rights. The Fund employs a strategy of taking long and short positions in equity securities publicly traded in the U.S. and in foreign developed markets. The Fund buys securities “long” that Wells Capital Management, Inc. (the “Sub-Advisor”), the Fund’s sub-advisor, believes will outperform the equity market, and sells securities “short” that the Sub-Advisor believes will underperform the equity market. The Fund’s long-short exposure will vary over time based on the Sub-Advisor’s assessments of market conditions and other factors. The Fund may invest in equity securities of U.S. and foreign issuers in all market capitalization ranges without limitation. The Sub-Advisor anticipates that, in general, the portfolio of the Fund will not be more than 100% long or short on a net basis. The Fund’s investment strategy involves active and frequent trading.

The Fund’s strategy seeks to provide favorable performance while seeking to reduce certain risks relative to a portfolio comprised of only long positions in the same or substantially similar securities, but there can be no guarantee that its strategy will be successful in this regard.

The Fund may also invest from time to time in futures, swaps and options contracts on securities, and securities indices. The Fund may also enter into options on futures contracts. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions. The Fund may employ the types of derivatives referenced above in order to obtain short or long exposures to securities. The Fund will not count its derivatives positions for purposes of determining whether it holds at least 80% of the value of its net assets (including investment-related borrowings) in equity securities.

Under normal market conditions, the Fund will invest in at least three different countries, with at least 40% of its net assets invested in securities of issuers located outside the United States. The Fund’s investments in foreign securities may include investments through American, European and Global Depository Receipts (“ADRs”, “EDRs” and “GDRs”, respectively). The Advisor considers foreign securities to include (i) securities of issuers that are organized under the laws of a foreign country; (ii) securities that are traded principally in a foreign country; or (iii) securities of issuers that, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed outside of the United States or that have at least 50% of their assets in countries outside of the United States. The Fund considers a developed market to include countries included in the Morgan Stanley Capital International developed market indices or other comparable indices.

Principal Risks

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below in alphabetical order. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Asset segregation risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Large-cap company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Leveraging risk. Certain Fund transactions, including entering into futures contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Market sector risk. The Fund’s investment strategy may result in significant over or under exposure to certain industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those industries or sectors.

Portfolio turnover risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Small-cap and mid-cap company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Warrants and rights risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The bar chart shows the performance of the Fund’s Class I shares. Investor Class shares’ performance would be lower than the Fund’s Class I shares because of the higher expenses paid by Investor Class shares. Class Y shares’ performance would be higher than the Fund’s Class I shares because of the lower expenses paid by Class Y shares. Updated performance information is available on the Fund’s website at www.361funds.com.

The Fund commenced operations on December 12, 2014, after the reorganization of Analytic Global Long/Short Equity Fund, L.P., a limited partnership which commenced operations on January 6, 2014 (the "Predecessor Account"), into the Fund. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. The Predecessor Account was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. The Fund’s performance information prior to December 12, 2014 are those of Predecessor Account.

Calendar Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I
Highest Calendar Quarter Return at NAV	5.11%	Quarter Ended 09/30/2015
Lowest Calendar Quarter Return at NAV	(10.13)%	Quarter Ended 12/31/2018

Average Annual Total Returns (for periods ended December 31, 2018)	1 year	Since Inception (January 6, 2014)
Class I - Return Before Taxes	(8.28)%	5.17%
Class I - Return After Taxes on Distributions*	(8.94)%	4.50%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	(4.40)%	3.94%
Investor Class – Return Before Taxes	(8.55)%	4.93%
Class Y – Return Before Taxes	(8.10)%	5.27%
MSCI World Index (Net) Index (Reflects No Deductions for Fees, Expenses or Taxes)	(8.71)%	4.82%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor

361 Capital, LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor

Wells Capital Management, Inc. is the Fund’s sub-advisor (the “Sub-Advisor”).

Portfolio Managers

The Analytic Investors Team of the Sub-Advisor have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on December 12, 2014. The Analytic Investors Team is comprised of Harindra de Silva, Ph.D., CFA, Portfolio Manager, Dennis Bein, CFA, Portfolio Manager, and David Krider, CFA, Portfolio Manager.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class Shares
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	None
Class I Shares
All Accounts	$2,500	None
Class Y Shares
All Accounts	$1 million	None

Fund shares are redeemable on any business day the NYSE is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – 361 GLOBAL EQUITY ABSOLUTE RETURN FUND

Investment Objectives

The investment objective of the 361 Global Equity Absolute Return Fund (the “Fund”) is to seek absolute (positive) returns. The Fund also seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class		Class I		Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None		None
Maximum deferred sales charge (load)		None		None		None
Redemption fee		None		None		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%		1.00%
Distribution and service (Rule 12b-1) fees		0.25%		None		None
Other expenses[1]		1.00%		1.00%		0.85%
Dividend and interest expense on short sales	0.37%		0.37%		0.37%
Shareholder service fees[2]	0.15%		0.15%		None
All other expenses	0.48%		0.48%		0.48%
Total annual fund operating expenses[1]		2.25%		2.00%		1.85%
Fees waived and/or expenses reimbursed		(0.28%)		(0.28%)		(0.28%)
Total annual fund operating expenses after waived fees and/or reimbursing expenses[1,3]		1.97%		1.72%		1.57%

1	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

2	The maximum shareholder service fee for Investor Class and Class I shares is 0.15%.

3	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed 1.20% of the Fund’s average daily net assets. This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver in the one-year period column. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class	$200	$676
Class I	$175	$600
Class Y	$160	$555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (which include borrowings for investment purposes) in equity securities such as common stocks, preferred stocks, depositary receipts, warrants and rights. The Fund employs a strategy of taking long and short positions in equity securities publicly traded in the United States and in foreign developed markets. The Fund will obtain “long” exposure to equity securities that Wells Capital Management, Inc. (the “Sub-Advisor”), the Fund’s sub-advisor, believes will outperform the equity market on a risk-adjusted basis, and will obtain “short” exposure to equity securities that the Sub-Advisor believes will underperform the equity market on a risk-adjusted basis. The Fund seeks to provide positive returns from the potential gains from its long and short positions. The Fund is designed to be market- or beta-neutral, which means that the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. The Fund’s long-short exposure will vary over time based on the Sub-Advisor’s assessments of market conditions and other factors. The Sub-Advisor anticipates that, in general, the net long exposure of the Fund (gross long exposures minus gross short exposures) will be between 25% and 35% at the time of rebalance. The Fund may invest in or obtain exposure to equity securities of U.S. and foreign issuers of all market capitalization ranges without limitation.

Under normal market conditions, the Fund will invest in at least three different countries, with at least 40% of its assets invested in securities of issuers located outside the United States. The Fund’s investments in foreign securities may include investments through American, European and Global Depository Receipts (“ADRs”, “EDRs” and “GDRs”, respectively). The Fund considers foreign securities to include (i) securities of issuers that are organized under the laws of a foreign country; (ii) securities that are traded principally in a foreign country; or (iii) securities of issuers that, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed outside of the United States or that have at least 50% of their assets in countries outside of the United States. The Fund considers foreign developed markets to be those included in the Morgan Stanley Capital International World Index (“MSCI World Index”).

The Fund may invest in derivatives, including swaps. The Fund may enter into total return swaps that provide exposure to long or short equity security positions rather than investing directly in long or short positions, respectively. The Fund will count its derivatives positions for purposes of determining whether it holds at least 80% of the value of its net assets (including investment-related borrowings) in equity securities, and the derivatives will be valued on a mark-to-market basis for this purpose.

In managing the Fund, the Sub-Advisor utilizes an investment process that involves a combination of research rankings, valuation rankings and stock selection. In particular, the investment process involves examining (i) a company’s price-to-earnings and price-to-book ratios, (ii) the company’s recent performance, (iii) the quality of the company and its management, and (iv) the company’s earnings and profitability. The Sub-Advisor may also examine a number of additional quantitative indicators based on the Sub-Advisor’s proprietary research. The Sub-Advisor uses its research findings to rank companies according to relative value and risk exposure. Valuation rankings are then produced using a variety of quantitative models to confirm or adjust the Sub-Advisor’s research rankings. The Sub-Advisor then buys and sells securities for the Fund’s portfolio using the research and valuation rankings as a basis.

The Sub-Advisor may sell all or a portion of a position of the Fund’s portfolio holding when in its opinion one or more of the following occurs, among other reasons: (i) the issuer’s fundamentals deteriorate; (ii) the Sub-Advisor’s valuation analysis determines a security has realized its full valuation; (iii) the Sub-Advisor identifies more attractive investment opportunities for the Fund; or (iv) the Fund requires cash to meet redemption requests.

Principal Risks

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below in alphabetical order. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Asset segregation risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs, EDRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Large-cap company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Leveraging risk. Taking short positions may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

No operating history. The Fund is newly organized and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Portfolio turnover risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Preferred stock risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Small-cap and mid-cap company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Warrants and rights risk.  Warrants and rights may lack a liquid secondary market for resale.  The prices of warrants and rights may fluctuate as a result of speculation or other factors.  Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments.  If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Performance

The Fund is new and does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

361 Capital, LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor

Wells Capital Management, Inc. is the Fund’s sub-advisor.

Portfolio Managers

The Analytic Investors Team of the Sub-Advisor have been jointly and primarily responsible for the day-to-day management of the Fund's portfolio since its inception on December 31, 2018. The Analytic Investors Team is comprised of Harindra de Silva, Ph.D., CFA, Portfolio Manager, Dennis Bein, CFA, Portfolio Manager, and David Krider, CFA, Portfolio Manager.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class Shares
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Gift Account For Minors	$2,500	None
Class I Shares
All Accounts	$2,500	None
Class Y Shares
All Accounts	$1 million	None

Fund shares are redeemable on any business day the NYSE is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – 361 MACRO OPPORTUNITY FUND

Investment Objective

The investment objective of the 361 Macro Opportunity Fund (the “Fund”) is to seek long–term positive absolute return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%		1.25%
Distribution and service (12b-1) fees		0.25%		None
Other expenses		1.88%		1.88%
Dividend and interest expense on short sales	0.18%		0.18%
Shareholder service fee[1]	0.07%		0.07%
All other expenses	1.63%		1.63%
Acquired fund fees and expenses		0.14%		0.14%
Total annual fund operating expenses[2]		3.52%		3.27%
Fee waiver and/or expense reimbursement[3]		(1.05%)		(1.05%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2,3]		2.47%		2.22%

1	The maximum shareholder service for Investor Class and Class I shares is 0.15%.

2	The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursement do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.15% and 1.90% of the average daily net assets of the Fund's Investor Class and Class I shares, respectively. This agreement is in effect until February 29, 2020, and may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares	$250	$983	$1,737	$3,723
Class I shares	$225	$909	$1,617	$3,496

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 586% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its investment objective by investing in a wide range of asset classes that provide exposure principally to U.S. and foreign equity securities, fixed income securities, commodities and currencies, and may invest in various individual securities and currencies as well as indices based on a broad range of individual securities, commodities and currencies. The Fund may take both “long” and “short” positions in each of these investments. The Fund’s investment advisor, 361 Capital, LLC (the “Advisor”), anticipates that, in general, the Fund will not be more than 50% short on a net basis. The Advisor considers non-U.S. investments to include equity and fixed income securities of foreign issuers; exchange-traded funds (“ETFs”) that principally or exclusively hold securities of foreign issuers; and derivative instruments for which the underlying reference assets are securities of foreign issuers, foreign currencies, or foreign equity or fixed income indices. The Advisor considers foreign issuers to include (i) issuers that are organized under the laws of a foreign country; (ii) issuers whose securities are traded principally in a foreign country; or (iii) issuers that, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed outside of the United States or that have at least 50% of their assets in countries outside of the United States. The Advisor has the flexibility to shift the Fund’s portfolio allocation from time to time across asset classes and markets around the world, including emerging markets.

The Advisor applies global macroeconomic fundamental analysis and proprietary algorithms to seek to identify favorable investment opportunities, and to generate buy and sell signals that attempt to take advantage of short-term and intermediate-term global market volatility in such investments. The application of the analysis and algorithms may result in significant over or under exposure to certain industries or market sectors.

The Fund may invest in equity securities of, or gain exposure to indices consisting of, U.S. and foreign issuers in all market capitalization ranges without limitation. The Fund’s investment in or exposure to fixed income securities may be of any maturity and credit quality, including securities rated below investment grade (commonly referred to as “junk” bonds).

The Fund may invest from time to time in futures and options on securities, securities indices, and shares of ETFs that principally or exclusively hold equity securities. The Fund may also enter into options on futures contracts. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions.

The Fund may also invest in ETFs that principally or exclusively hold fixed income securities, either as part of a longer term strategy, or as means of managing excess cash balances in its portfolio. In addition, the Fund may invest in exchange-traded notes (“ETNs”) as means of seeking exposure to broad domestic and foreign asset classes including equities, commodities and natural resources.

Principal Risks

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below in alphabetical order. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Asset segregation risk. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Commodities risk. Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline. Junk bonds have a higher risk of default than other fixed income securities and are considered predominantly speculative.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investments gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund may invest directly or indirectly in currency indices or baskets. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. In the case of hedged positions, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund's other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, operational leverage risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

ETF risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of the ETFs typically trade on securities exchanges and may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds, which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are general subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Leveraging risk. Certain Fund transactions, including entering into futures contracts and forward currency contracts and taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Market sector risk. The Fund's investment strategy may result in significant over or under exposure to certain industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those industries or sectors.

Portfolio turnover risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Small-cap and mid-cap company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Tax risk. To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund thus is subject to the risk that some or all of its commodity-related investments will generate income that is not qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company. The Fund will seek to limit its income that is not qualifying income so that such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The bar chart shows the performance of the Fund’s Class I shares. Investor Class shares’ performance would be lower than the Fund’s Class I shares because of the higher expenses paid by Investor Class shares. Updated performance information is available on the Fund’s website at www.361funds.com.

Calendar Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I
Highest Calendar Quarter Return at NAV	6.01%	Quarter Ended 09/30/2017
Lowest Calendar Quarter Return at NAV	(5.97)%	Quarter Ended 12/31/2018

Average Annual Total Returns (for periods ended December 31, 2018)	1 year	Since Inception (June 30, 2014)
Class I - Return Before Taxes	(6.53)%	(1.25)%
Class I - Return After Taxes on Distributions*	(6.53)%	(1.25)%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	(3.86)%	(0.95)%
Investor Class – Return Before Taxes	(6.79)%	(1.50)%
FTSE 3-Month T-Bill Index (Reflects No Deductions for Fees, Expenses or Taxes)	1.86%	0.67%
MSCI All Country World Index ( Net) (Reflects No Deductions for Fees, Expenses or Taxes)	(9.42)%	3.35%
Bloomberg Barclays Global Aggregate Index (Reflects No Deductions for Fees, Expenses or Taxes)	(1.20)%	0.12%
Blended Index (80% MSCI All Country World Index, 20% Barclays Global Aggregate Index) (Reflects No Deductions for Fees, Expenses or Taxes)	(7.69)%	2.80%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor

361 Capital, LLC is the Fund’s investment advisor.

Portfolio Managers

Blaine Rollins, CFA, Managing Director, and Aditya Bhave, have served as portfolio managers of the Fund since its inception on June 30, 2014. Jason Leupold, Vice President of Trading and Research, has served as a portfolio manager of the Fund since March 1, 2017. Messrs. Rollins, Bhave, and Leupold are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class Shares
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	None
Class I Shares
All Accounts	$100,000	None

Fund shares are redeemable on any business day the NYSE is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangement may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION - 361 U.S. SMALL CAP EQUITY FUND

Investment Objective

The 361 U.S. Small Cap Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation that will exceed the Russell 2000® Index return over a three- to five-year time horizon.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class		Class I		Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None		None
Maximum deferred sales charge (load)		None		None		None
Redemption fee		None		None		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.80%		0.80%		0.80%
Distribution and service (Rule 12b-1) fees		0.25%		None		None
Other expenses		1.46%		1.40%		1.31%
Shareholder servicing fee[2]	0.15%		0.09%		None
All other expenses	1.31%		1.31%		1.31%
Total annual fund operating expenses		2.51%		2.20%		2.11%
Fees waived and/or expenses reimbursed[3]		(1.27%)		(1.27%)		(1.27%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]		1.24%		0.93%		0.84%

1	The expense information in the table has been restated to reflect the current expense limitation agreement.

2	The maximum shareholder service fee Investor Class and Class I shares is 0.15%.

3	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses, Rule 12b-1 fee, and shareholder service fees) do not exceed 0.84% of the Fund’s average daily net assets . This agreement is in effect until February 29, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$126	$660	$1,221	$2,750
Class I	$95	$566	$1,063	$2,434
Class Y	$86	$538	$1,017	$2,341

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 297% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets (which include borrowings for investment purposes) in common stocks of U.S. small capitalization issuers. A company is considered to be a U.S. company if the Fund’s advisor determines that the company meets one or more of the following criteria: (i) the company is organized under the laws of, or has its principal office in, the United States; (ii) the company’s securities principally trade in U.S. markets; and/or (iii) the company has at least 50% of its assets or derives at least 50% of its revenue from business, in the U.S. The Fund’s advisor defines small capitalization companies as companies that, at the time of investment, have market capitalizations that are within the range of the market capitalizations of the issuers represented in the Russell 2000® Index (the Fund’s benchmark), which is a market capitalization-weighted index of the 2000 smallest companies by market capitalization in the Russell 3000® Index. As of December 31, 2018, the Russell 2000® Index had a weighted average market capitalization of approximately $2.2 billion and a median capitalization of $705 million, and the range of capitalization of issuers included in the Russell 2000® Index was approximately $7.9 million to $6.2 billion. The Russell 2000® Index is reconstituted annually so that stocks that have outgrown the Index can be removed and new entries added. The Fund’s investment strategy involves active and frequent trading.

361 Capital, LLC (“361” or the “Advisor”) is the investment advisor to the Fund. The Advisor’s investment philosophy is based on the belief that future investor expectations are strongly influenced by the opinions, forecasts and announcements of perceived market experts, including Wall Street analysts and company management. The Advisor seeks to invest in companies that are likely to be the beneficiaries of future favorable earnings announcements and earnings estimate revisions.

The Fund normally holds a core position of between 75 and 150 common stocks. The number of securities held by the Fund may occasionally exceed this range, such as when the portfolio managers are accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund’s portfolio is allocated to economic sectors based on a target number of positions for each of the sectors included in the universe. The target for each sector is a weight that is in proportion to the weighting of the equivalent sector in the benchmark index.

The Fund may also invest in securities of issuers that are not part of the Fund’s benchmark Index. The Fund may invest in the securities of other registered investment companies, including without limitation exchange-traded funds (“ETFs”) and index ETFs, as well as cash and cash equivalents. The Advisor may sell a security if inclusion of the security in the Fund’s portfolio is inconsistent with the guidance generated by the Advisor’s proprietary strategies.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below in alphabetical order. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Management and strategy risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Market sector risk. The Fund’s investment strategy may result in significant over or under exposure to certain industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those industries or sectors. For example, as of October 31, 2018, 24.4% of the Fund’s assets were invested in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulation of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Portfolio turnover risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Small-cap and mid-cap company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The bar chart shows the performance of the Fund’s Class I shares. Investor Class shares’ performance would be lower than the Fund’s Class I shares because of the higher expenses paid by Investor Class shares. Class Y shares’ performance would be higher than the Fund’s Class I shares because of the lower expenses paid by Class Y shares. Updated performance information is available on the Fund’s website at www.361funds.com.

Calendar Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I
Highest Calendar Quarter Return at NAV	8.47%	Quarter Ended 09/30/2017
Lowest Calendar Quarter Return at NAV	(22.36)%	Quarter Ended 12/31/2018

Average Annual Total Returns (for periods ended December 31, 2018)	1 year	Since Inception (December 30, 2016)
Class I - Return Before Taxes	(15.96)%	(1.63)%
Class I - Return After Taxes on Distributions*	(16.00)%	(1.97)%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	(9.41)%	(1.29)%
Investor Class – Return Before Taxes	(16.25)%	(1.96)%
Class Y – Return Before Taxes	(15.91)%	(1.59)%
Russell 2000® Index (Reflects No Deductions for Fees, Expenses or Taxes)	(11.01)%	1.00%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor

361 Capital, LLC is the Fund’s investment advisor.

Portfolio Managers

The portfolio management team is comprised of John Riddle, Chief Investment Officer, and Mark Jaeger, Portfolio Manager and Managing Director. Messrs. Riddle and Jaeger have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on December 30, 2016.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class Shares
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	None
Class I Shares
All Accounts	$2,500	None
Class Y Shares
All Accounts	$1 million	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax- advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax- advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Managed Futures Strategy Fund

Investment Objective

The Fund’s investment objective is to seek positive absolute returns that have a low correlation to the returns of broad stock and bond markets. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to shareholders. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

In pursuing the Fund’s investment objective, the Advisor employs a set of quantitative models to make investment decisions. Using a combination of market inputs, these models systematically identify when to purchase and sell specific investments for the Fund. The Advisor uses these models for the purpose of seeking to achieve favorable returns for the Fund from short-term movements in various U.S. and foreign markets. The Advisor may also use other quantitative models that focus on longer term market trends rather than on identifying short-term purchase and sale opportunities. Generally speaking, the quantitative models tend to rely more on data trends regarding a variety of market and economic conditions and other factors, rather than on qualitative or judgmental considerations regarding particular issuers or instruments. The Advisor may also base purchase and sale decisions for the Fund on its judgment regarding various market and economic factors rather than its quantitative models.

The Fund will primarily seek to establish both long and short positions in futures contracts on various U.S. and foreign equity indices. However, the Advisor’s quantitative models will seek to identify periods during which the Fund should not enter into futures contracts. Accordingly, there will be significant periods of time during which the Fund will not hold any long or short futures positions. Generally speaking, a “long” position in a futures contract is expected to provide a positive return if the price of the underlying asset increases and to provide a negative return if the price of the underlying asset decreases. Conversely, a “short” position in a futures contract is expected to provide a positive return when the price of the underlying asset decreases and a negative return if the price of the underlying asset increases. If the Fund holds both long and short futures positions in the same underlying instrument or reference obligation, the Fund would experience an overall loss with respect to its investments in that instrument or obligation if losses on one position (long or short) exceed the gains on the other position (long or short). This same principle also holds true for the Fund’s long and short positions as a whole.

The Fund will be required to use a portion of its assets as margin for the Fund’s futures positions. The amount of margin will be based on the notional value of the futures contracts held by the Fund. Assets of the Fund not invested in futures or used as margin will generally be invested in investment grade fixed income securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody's Investors Service, Inc. ("Moody's"), or in the BBB- or higher categories by Standard & Poor's, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody's or Fitch, determined by the Fund’s Sub-Advisor to be of comparable credit quality.

The Fund may hold such fixed income securities during periods when the Fund is already invested in futures positions, when the Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies. As a result, a substantial portion of the Fund’s portfolio may be invested in instruments other than futures contracts. Moreover, as noted above, there may be extended periods of time during which the Fund will not invest in futures contracts. While investments other than futures contracts may contribute to the Fund’s performance, the Advisor expects that over time a majority of the Fund’s performance will be attributable to the Fund’s futures positions.

The Fund may hold collateralized mortgage obligations (CMOs) and other types of asset-backed securities. CMOs are a type of mortgage-backed security, including interests in real estate mortgage investment conduits (REMICs), that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. Floating rate CMOs (“floaters”) are a specific type of CMO which receive their interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

In addition, the Fund may write put and call options and purchase put and call options on futures, securities indices and shares of ETFs. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at a specified exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. If the Fund purchases and writes options on the same underlying instrument, the Fund would experience an overall loss with respect its investments in that instrument if losses on one option position exceed the gains on the other option position. This same principle also holds true for the Fund’s purchasing and writing of options as a whole. Futures contracts and put and call options are among the types of instruments commonly referred to as derivatives.

The Advisor may exercise its discretion in order to hedge or to modify the Fund’s exposure to particular investments or risks as it deems appropriate in seeking to pursue the Fund’s investment objective.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment-grade rating by a national ratings agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Please refer to the SAI for more information about the Fund’s investment policies and restrictions.

Global Managed Futures Strategy Fund

Investment Objective

The Fund seeks positive absolute returns that have a low correlation to the returns of global stock and bond markets. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund expects to primarily focus on investment in long or short positions in futures contracts for which the underlying reference asset is an index comprised primarily of non-U.S. issuers, although for brief periods of time the Fund may take temporary cash positions when the Advisor’s investment methodology dictates that the Fund exit a number of its positions simultaneously. The Fund further expects that, under normal circumstances, such non-U.S. issuers will be from at least three different countries other than the United States.

Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. A “long” position arises when the Fund holds a security in its portfolio. The Fund will have a “short” position where it sells a security it does not own by delivery of a borrowed security. Generally, a “long” position in a futures contract is expected to provide a positive return if the price of the underlying instrument or reference obligation increases and a negative return if the price of the underlying instrument or reference obligation decreases. Conversely, a “short” position in a futures contract is expected to provide a positive return when the price of the underlying instrument or reference obligation decreases and a negative return if the price of the underlying instrument or reference obligation increases. If the Fund holds both long and short futures positions in the same underlying instrument or reference obligation, the Fund may experience an overall loss with respect to its investments in that instrument or obligation if losses on one position (long or short) exceed the gains on the other position (long or short).

The Fund will be required to use a portion of its assets as margin for the Fund’s futures positions. The amount of margin will be based on the notional value of the futures contracts held by the Fund. Assets of the Fund not invested in futures or used as margin will generally be invested in liquid instruments. The Fund may hold liquid money market instruments during periods when the Fund is already invested in futures positions to the extent dictated by its investment strategy, when the Fund is not invested in futures positions, or as needed to comply with current SEC guidance relating to asset coverage for derivatives investments held by investment companies. As a result, a substantial portion of the Fund’s portfolio may be invested in instruments other than futures contracts. While investments other than futures may contribute to the Fund’s performance, the Advisor expects that over time a majority of the Fund’s performance will be attributable to the Fund’s futures positions.

In addition, the Fund may write put and call options and purchase put and call options on futures, and securities indices. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at a specified exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. If the Fund purchases and writes options on the same underlying instrument, the Fund would experience an overall loss with respect to its investments in that instrument if losses on one option position exceed the gains on the other option position. Futures contracts and put and call options are among the types of instruments commonly referred to as derivatives.

In pursuing the Fund’s investment objective, the Advisor employs a counter-trend strategy by engaging a set of quantitative models to make investment decisions. In particular, the Fund’s counter-trend strategy follows an investment model designed to perform in volatile markets, regardless of direction, by taking advantage of fluctuations. Using a combination of market inputs, the model systematically identifies when to purchase and sell specific investments for the Fund. The Advisor may also use other quantitative models that focus on longer term market trends rather than on identifying short-term purchase and sale opportunities. The Fund’s investment strategy will involve active and frequent trading.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Domestic Long/Short Equity Fund

Investment Objectives

The Fund’s investment objective is to seek to achieve long-term capital appreciation. The Fund also seeks to preserve capital in down markets. There is no assurance that the Fund will achieve its investment objectives.

The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

In pursuing its investment objectives, the Fund seeks to invest at least 80% of the value of its net assets (which include borrowings for investment purposes) in equity securities such as common stocks, warrants and rights of issuers that are organized in the United States and the securities of which are principally traded on a major U.S. exchange. The Fund will not change this investment policy unless it gives shareholders at least 60 days' advance written notice.

The Fund employs a strategy of taking long and short positions in equity securities publicly traded in the United States. The Fund buys securities “long” that its Sub-Advisor believes will outperform the equity market, and sells securities “short” that the Sub-Advisor believes will underperform the equity market. The Fund’s long-short exposure will vary over time based on the Sub-Advisor’s assessments of market conditions and other factors. The Sub-Advisor may increase the Fund’s short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the equity markets, or when the market is considered to be overvalued. The Fund may invest in equity securities of issuers in all market capitalization ranges without limitation. The Sub-Advisor anticipates that, in general, the net long exposure of the Fund will not exceed 100% and the Fund will not have a net short exposure. The Fund’s investment strategy involves active and frequent trading.

The Fund’s strategy seeks to provide favorable performance while seeking to reduce certain risks relative to a portfolio comprised of only long positions in the same or substantially similar securities. However, this strategy may not be successful and could potentially result in greater losses or lower positive returns than if the Fund held only long positions in those securities.

The Fund may also invest from time to time in futures, swaps and options contracts on securities, and securities indices. The Fund may also enter into options on futures contracts. The Fund may employ the types of derivatives referenced above in order to obtain short or long exposures to securities. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at a specified exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. If the Fund purchases and writes options on the same underlying instrument, the Fund would experience an overall loss with respect its investments in that instrument if losses on one option position exceed the gains on the other option position. This same principal also holds true for the Fund’s purchasing and writing of options as a whole. The Fund will not count its derivative positions, including futures, swaps and options positions, for purposes of determining whether it holds at least 80% of the value of its net assets (including investment-related borrowings) in equity securities.

The Fund may invest in exchange-traded funds (“ETFs”) designed to track U.S. equity securities indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. The Fund will count its ETF positions for purposes of determining whether it holds at least 80% of the value of its net assets (including investment-related borrowings) in equity securities of U.S. issuers.

The Sub-Advisor may exercise its discretion in order to hedge or to modify the Fund’s exposure to particular investments or risks as it deems appropriate in seeking to pursue the Fund’s investment objectives.

When the Sub-Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment-grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objectives.

Global Long/Short Equity Fund

Investment Objectives

The Fund’s investment objective is to seek to achieve long-term capital appreciation. The Fund also seeks to preserve capital in down markets. There is no assurance that the Fund will achieve its investment objectives.

The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

In pursuing its investment objectives, the Fund seeks to invest at least 80% of the value of its net assets (which include borrowings for investment purposes) in equity securities such as common stocks, warrants and rights. The Fund will not change this investment policy unless it gives shareholders at least 60 days' advance written notice.

The Fund employs a strategy of taking long and short positions in equity securities publicly traded in the United States and in developed foreign markets. The Fund buys securities “long” that its Sub-Advisor believes will outperform the equity market, and sells securities “short” that the Sub-Advisor believes will underperform the equity market. The Fund’s long-short exposure will vary over time based on the Sub-Advisor’s assessments of market conditions and other factors. The Sub-Advisor may increase the Fund’s short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued. The Fund may invest in equity securities of, U.S. and foreign issuers in all market capitalization ranges without limitation. The Sub-Advisor anticipates that, in general, the portfolio of the Fund will not be more than 100% long or short on a net basis. The Fund’s investment strategy involves active and frequent trading.

Under normal market conditions, the Fund will invest in at least three different countries, with at least 40% of its net assets invested in securities of issuers located outside the United States. The Fund’s investments in foreign securities may include investments through ADRs, EDRs, and GDRs. The Advisor considers foreign securities to include (i) securities of issuers that are organized under the laws of a foreign country; (ii) securities that are traded principally in a foreign country; or (iii) securities of issuers that, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed outside of the United States or that have at least 50% of their assets in countries outside of the United States. The Fund considers a developed market to include countries included in the Morgan Stanley Capital International developed market indices or other comparable indices.

The “long/short” strategy that the Sub-Advisor employs for the Fund’s portfolio seeks to provide favorable performance while seeking to reduce certain risks relative to a portfolio comprised of only long positions in the same or substantially similar securities. However, this strategy may not be successful and could potentially result in greater losses or lower positive returns than if the Fund held only long positions in those securities.

The Fund may also invest from time to time in futures, swaps and options contracts on securities, and securities indices. The Fund may also enter into options on futures contracts. The Fund may employ the types of derivatives referenced above in order to obtain short or long exposures to securities. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at a specified exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. If the Fund purchases and writes options on the same underlying instrument, the Fund would experience an overall loss with respect its investments in that instrument if losses on one option position exceed the gains on the other option position. This same principal also holds true for the Fund’s purchasing and writing of options as a whole. The Fund will not count its futures and options positions for purposes of determining whether it holds at least 80% of the value of its net assets (including investment-related borrowings) in equity securities.

The Sub-Advisor may exercise its discretion in order to hedge or to modify the Fund’s exposure to particular investments or risks as it deems appropriate in seeking to pursue the Fund’s investment objectives.

When the Sub-Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment-grade rating by a national ratings agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objectives.

Global Equity Absolute Return Fund

Investment Objectives

The Fund’s investment objective is to seek absolute (positive) returns. The Fund also seeks long-term capital appreciation. There is no assurance that the Fund will achieve its investment objectives.

The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (which include borrowings for investment purposes) in equity securities such as common stocks, preferred stocks, depositary receipts, warrants and rights. The Fund employs a strategy of taking long and short positions in equity securities publicly traded in the United States and in foreign developed markets. The Fund will obtain “long” exposure to equity securities that the Sub-Advisor believes will outperform the equity market on a risk-adjusted basis, and will obtain “short” exposure to equity securities that the Sub-Advisor believes will underperform the equity market on a risk-adjusted basis. The Fund seeks to provide positive returns from the potential gains from its long and short positions. The Fund is designed to be market- or beta-neutral, which means that the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. The Fund’s long-short exposure will vary over time based on the Sub-Advisor’s assessments of market conditions and other factors. The Sub-Advisor anticipates that, in general, the net long exposure of the Fund (gross long exposures minus gross short exposures) will be between 25% and 35% at time of rebalance. The Fund may invest in or obtain exposure to equity securities of U.S. and foreign issuers of all market capitalization ranges without limitation.

Under normal market conditions, the Fund will invest in at least three different countries, with at least 40% of its assets invested in securities of issuers located outside the United States. The Fund’s investments in foreign securities may include investments through American, European and Global Depository Receipts (“ADRs”, “EDRs” and “GDRs”, respectively). The Fund considers foreign securities to include (i) securities of issuers that are organized under the laws of a foreign country; (ii) securities that are traded principally in a foreign country; or (iii) securities of issuers that, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed outside of the United States or that have at least 50% of their assets in countries outside of the United States. The Fund considers foreign developed markets to be those included in the MSCI World Index.

The Fund may invest in derivatives, including swaps. The Fund may enter into total return swaps that provide exposure to long or short equity positions rather than investing directly in long or short positions, respectively. The Fund will count its derivatives positions, including swap positions, for purposes of determining whether it holds at least 80% of the value of its net assets (including investment-related borrowings) in equity securities, and the derivatives will be valued on a mark-to-market basis for this purpose.

In managing the Fund, the Sub-Advisor utilizes an investment process that involves a combination of research rankings, valuation rankings and stock selection. In particular, the investment process involves examining (i) a company’s price-to-earnings and price-to-book ratios, (ii) the company’s recent performance, (iii) the quality of the company and its management, and (iv) the company’s earnings and profitability. The Sub-Advisor may also examine a number of additional quantitative indicators based on the Sub-Advisor’s proprietary research. The Sub-Advisor uses its research findings to rank companies according to relative value and risk exposure. Valuation rankings are then produced using a variety of quantitative models to confirm or adjust the Sub-Advisor’s research rankings. The Sub-Advisor then buys and sells securities for the Fund’s portfolio using the research and valuation rankings as a basis.

The Sub-Advisor may sell all or a portion of a position of the Fund’s portfolio holding when in its opinion one or more of the following occurs, among other reasons: (i) the issuer’s fundamentals deteriorate; (ii) the Sub-Advisor’s valuation analysis determines a security has realized its full valuation; (iii) the Sub-Advisor identifies more attractive investment opportunities for the Fund; or (iv) the Fund requires cash to meet redemption requests.

When the Sub-Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment-grade rating by a national ratings agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objectives.

Macro Opportunity Fund

Investment Objective

The investment objective of the Fund is to seek long–term positive absolute return. There can be no guarantee that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a wide range of asset classes that provide exposure principally to U.S. and foreign equity securities, fixed income securities, commodities and currencies, and may invest in various individual securities and currencies as well as indices based on a broad range of individual securities, commodities and currencies. The Fund may take both “long” and “short” positions in each of these investments. The Fund’s Advisor has the flexibility to shift the Fund’s portfolio allocation from time to time across asset classes and markets around the world, including emerging markets.

The Advisor applies global macroeconomic fundamental analysis and proprietary algorithms to seek to identify favorable investment opportunities, and to generate buy and sell signals that attempt to take advantage of short-term and intermediate-term global market volatility in such investments.

The Advisor utilizes proprietary quantitative models to manage the Fund’s “directional” strategies. These strategies attempt to identify the optimum time and direction for establishing long or short positions in Fund investments. The Advisor attempts to mitigate overall portfolio risk by utilizing strategies that have a low correlation to each other although there can be no guarantee that its strategy will be successful in this regard.

A “long” position arises when the Fund holds a security in its portfolio. The Fund will have a “short” position where it sells a security it does not own by delivery of a borrowed security. Generally, a “long” position in a security or instrument is expected to provide a positive return if the price of the security or the reference assets of the instrument increases and a negative return if the price of the security or the reference assets of the instrument decreases. Conversely, a “short” position in a security or instrument is expected to provide a positive return when the price of the security or reference assets of the instrument decreases and a negative return if the price of the security or reference assets of the instrument increases. The Advisor anticipates that, in general, the Fund will be less than 100% long or short on a net basis, although exposures greater than 100% may be taken from time to time.

The Fund may invest from time to time in futures, and options contracts on securities, securities indices and shares of ETFs. The Fund may also enter into options on futures contracts. The Fund may purchase or write options in combination with each other (i.e., simultaneously writing call options and purchasing put options) to adjust the risk and return of its overall investment positions. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at a specified exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. If the Fund purchases and writes options on the same underlying instrument, the Fund would experience an overall loss with respect its investments in that instrument if losses on one option position exceed the gains on the other option position. This same principal also holds true for the Fund’s purchasing and writing of options as a whole. The Advisor may exercise its discretion in order to hedge or to modify the Fund’s exposure to particular investments or risks as it deems appropriate in seeking to pursue the Fund’s investment objectives.

The Fund may invest in ETFs that principally or exclusively hold fixed income securities as part of a longer term strategy, or as means of managing excess cash balances in its portfolio. The Fund may also invest in ETNs as means of seeking exposure to broad domestic and foreign asset classes including equities, commodities and natural resources. ETNs are debt securities typically designed to track the performance of indices or sub-indices, structured notes (i.e., specially designed debt instruments the returns of which are determined by reference to an index or sub-index, security or commodity) or equity and fixed-income securities including U.S. government securities and other high grade debt securities.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

The Fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

U.S. Small Cap Equity Fund

Investment Objective

The Fund seeks to achieve long-term capital appreciation that will exceed the Russell 2000® Index return over a three- to five-year time horizon. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets (which include borrowings for investment purposes) in common stocks of U.S. small capitalization issuers. The Fund’s investment policy of investing at least 80% of the value of its net assets in common stocks of U.S. small capitalization issuers is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days prior written notice to shareholders. A company is considered to be a U.S. company if the Advisor determines that the company meets one or more of the following criteria: (i) the company is organized under the laws of, or has its principal office in, the United States; (ii) the company’s securities principally trade in U.S. markets; and/or (iii) the company has at least 50% of its assets or derives at least 50% of its revenue from business, in the U.S. The Advisor defines small capitalization companies as companies that, at the time of investment, have market capitalizations that are within the range of the market capitalizations of the issuers represented in the Russell 2000® Index (the Fund’s benchmark), which is a market capitalization-weighted index of the 2000 smallest companies by market capitalization in the Russell 3000® Index. As of December 31, 2018, the Russell 2000® Index had a weighted average market capitalization of approximately $2.2 billion and a median capitalization of $705 million, and range of capitalization of issuers included in the Russell 2000® Index was approximately $7.9 million to $6.2 billion. The Index is reconstituted annually so that stocks that have outgrown the Russell 2000® Index can be removed and new entries added. The Fund’s investment strategy involves active and frequent trading.

The Advisor’s investment philosophy is based on the belief that future investor expectations are strongly influenced by the opinions, forecasts and announcements of perceived market experts, including Wall Street analysts and company management. The Advisor seeks to invest in companies that are likely to be the beneficiaries of future favorable earnings announcements and earnings estimate revisions.

The first step in the Advisor’s investment process is to apply a series of internally developed and proprietary quantitative models to the investment universe (securities of companies included in the Russell 2000® Index). The Advisor’s quantitative model – which includes several sub-models that seek to anticipate security analyst behavior, predict earnings surprises, and assess valuations – ranks all stocks in the investible universe on a daily basis. These rankings correspond to the greater or lesser likelihood of a particular company announcing a positive earnings surprise or receiving a positive analyst revision, both of which are often associated with excess stock returns. The Advisor performs the ranking on an economic sector-by-sector basis, giving it a diversified set of top securities, and selects those it believes to be the most attractive 10% of securities from each sector.

The Fund will normally hold a core position of between 75 and 150 common stocks. The number of securities held by the Fund may occasionally exceed this range, such as when the portfolio managers are accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund’s portfolio is allocated to economic sectors based on a target number of positions for each of the sectors included in the universe. The target for each sector is designed to create a weight that is in proportion to the weighting of the equivalent benchmark index sector.

The Fund may also invest in securities of issuers that are not part of the Fund’s benchmark Index. The Fund may invest in the securities of other registered investment companies, including ETFs and index ETFs, as well as cash and cash equivalents. The Advisor may purchase ETFs designed to track U.S. securities indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. The Advisor may sell a security if: (1) inclusion of the security in the Fund’s portfolio is inconsistent with the guidance generated by the Advisor’s proprietary strategies; (2) the Advisor believes the issuer’s fundamentals deteriorate; (3) the Advisor believes the security becomes overvalued; (4) the Advisor identifies more attractive investment opportunities for the Fund; or (5) the Fund requires cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

General

Principal Risks

The Funds’ principal risks are set forth below in alphabetical order. Before you decide whether to invest in the Funds, carefully consider these risk factors and special considerations associated with investing in the Funds, which may cause you to lose money.

Asset segregation risk (All Funds except U.S. Small Cap Equity Fund). As a series of an investment company registered with the SEC, each Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivatives and short sales. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of a Fund’s investment in such investments) even if they are covered.

Commodities risk (Macro Opportunity Fund). Exposure to the commodities markets (including financial futures markets) may subject the Fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

The commodity markets are subject to temporary distortions or other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Once a limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the Fund’s commodity-linked investments.

Credit risk (Macro Opportunity Fund). If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered predominantly speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. They may be in default or in danger of default as to principal and interest.

Currency risk (All Funds except Domestic Long/Short Equity Fund and U.S. Small Cap Equity Fund). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity risk (All Funds). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Advisor, the Sub-Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives risk (All Funds except U.S. Small Cap Equity Fund). Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how a Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on a Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, operational leverage risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from a Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. A Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. Certain risks relating to various types of derivatives in which the Funds may invest are described below.

Hedging Transactions. The Funds may employ hedging techniques that involve a variety of derivative transactions, including futures contracts, swaps, exchange-listed and over-the-counter put and call options on securities or on financial indices, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of a Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Advisor may use Hedging Instruments to minimize the risk of total loss to a Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether a Fund hedges successfully will depend on the Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by a Fund.

Option Contracts (All Funds except U.S. Small Cap Equity Fund). The Funds may invest in options that trade on either an exchange or over-the-counter. By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security or commodity underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated, during the term of the option, to deliver the security or commodity underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security or commodity underlying the option at the exercise price. By writing a put option and receiving a premium, a Fund becomes obligated during the term of the option to purchase the security or commodity underlying the option at the exercise price. An option on an index gives the holder the right to receive an amount of cash upon exercise of the option equal to the difference between the closing value of the index and the exercise price of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a market index such as the S&P 500 Index. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract (a short position if the option is a call, a long position if the option is a put) at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. Upon exercise of the option, the delivery of the futures position to the purchaser of the option will be accompanied by transfer to the purchaser of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Forward Contracts. The Funds may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which a Fund maintains accounts may require that the Fund deposit margin with respect to such trading. A Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisor would otherwise recommend, to the possible detriment of a Fund.

Futures Contracts. The Funds may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Foreign Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, a Fund may not be afforded certain of the protections that apply to domestic transactions, provided that with respect to transactions on a foreign exchange that is formally linked to a domestic exchange, certain domestic disclosure and anti-fraud provisions may apply. In addition, the price of any foreign futures or option contract may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Transactions entered into by a Fund may be executed on various U.S. and foreign exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Funds will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to a Fund.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Advisor will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a “daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent a Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that a Fund may indirectly hold or control in particular commodities.

Swap Transactions. The Funds may enter into swap transactions. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease a Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of a Fund’s portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from a Fund.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Funds may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, a Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, a Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures – such as margin requirements for non-cleared transactions – may offer market participants additional protections once implemented. Nonetheless, a Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, a Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. A Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. A Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that a Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contact market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that a Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Funds may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which a Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although each Fund expects to enter into transactions only with counterparties believed by the Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result.

In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, a Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and a Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

A Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a Fund will not sustain a loss on a transaction as a result.

Equity risk (All Funds except Global Managed Futures Strategy Fund). The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund's portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF and mutual fund risk (Managed Futures Strategy Fund, Domestic Long/Short Equity Fund, Macro Opportunity Fund and U.S. Small Cap Equity Fund). Investing in ETFs or mutual funds (including other funds managed by the Advisor or Sub-advisor(s)) will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETN risk (Macro Opportunity Fund). ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Fixed income securities risk (Managed Futures Strategy Fund, Global Managed Futures Strategy Fund and Macro Opportunity Fund). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Foreign investment risk (All Funds except for Domestic Long/Short Equity Fund and U.S. Small Cap Equity Fund). Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Funds’ foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Funds’ investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Government intervention and regulatory changes (Managed Futures Strategy Fund and Global Managed Futures Strategy Fund). In response to the global financial crisis that began in 2008, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Recently, the Federal Reserve has begun raising interest rates, and if there is less governmental action in the future to maintain low interest rates and/or actions are taken to raise interest rates further, there may be unpredictable and possible negative effects on the markets and the Fund’s investments. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act. As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the NFA, the self-regulatory body for futures and swaps firms, with respect to both its own operations and those of the Fund. The CFTC has determined that many of its disclosure and reporting requirements that otherwise apply to registered commodity pools will not apply with respect to commodity pools that are SEC-registered investment companies, like the Fund.

Large-cap company risk (Global Long/Short Equity Fund and Global Equity Absolute Return Fund). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Leveraging risk (All Funds except U.S. Small Cap Equity Fund). The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Funds’ gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Liquidity risk (Macro Opportunity Fund). Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Liquidity risk may be more pronounced for the Fund’s investments in developing countries.

Management and strategy risk (All Funds). The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor or Sub-Advisor(s) in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market risk (All Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market sector risk (Global Long/Short Equity Fund, Macro Opportunity Fund and U.S. Small Cap Equity Fund). A Fund's investment strategy may result in significantly over or under exposure to certain industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those industries or sectors.

Mortgage-backed and other asset-backed securities risk (Managed Futures Strategy Fund). Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Collateralized mortgage obligations generally entail greater market, prepayment and liquidity risk than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

Non-diversification risk (Domestic Long/Short Equity Fund). The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

No operating history risk (Global Equity Absolute Return Fund). The Fund is a newly organized series of an open-end management investment company and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions. Among other things, this means that investors will not be able to evaluate the Fund against one or more comparable mutual funds on the basis of relative performance until the Fund has established a track record.

Portfolio turnover risk (All Funds except Managed Futures Strategy Fund and Global Managed Futures Strategy Fund). Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Preferred stock risk (Global Equity Absolute Return Fund). Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Short sales risk (All Funds except U.S. Small Cap Equity Fund). In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instruments sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

Small-cap and mid-cap company risk (All Funds except Managed Futures Strategy Fund and Global Managed Futures Strategy Fund). Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Tax risk (Macro Opportunity Fund). To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies, the Fund must derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. The Fund thus is subject to the risk that some or all of its commodity-related investments will generate income that is not qualifying income and, thus, may compromise the Fund’s ability to qualify as a regulated investment company. The Fund will seek to limit its income that is not qualifying income so that such income amounts to less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

Warrants and rights risk (Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, and Global Equity Absolute Return Fund). A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock a warrant or right does not pay fixed dividends. A warrant or right may lack a liquid secondary market for resale. The price of a warrant or right may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant or right can be exercised prudently (in which case the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant or right). If a Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for rights is not well developed and a Fund may not always realize full value on the sale of rights.

For further information about the risks of investing in the Funds, please see the SAI.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in each Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in its quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUNDS

The Advisor and Sub-Advisors

361 Capital, LLC, a Delaware limited liability company with its principal place of business at 4600 South Syracuse Street, Suite 500, Denver, Colorado 80237, is each Fund’s investment advisor and provides investment advisory services to each Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”). Founded in 2001, 361 is an SEC registered investment advisor and provides investment advice to institutions and high-net-worth investors. As of December 31, 2018, the Advisor’s total assets under management were approximately $1.6 billion. The Advisor is registered with the CFTC as a “commodity pool operator”.

Subject to the general supervision of the Board of Trustees, the Advisor is responsible for managing each Fund in accordance with its investment objectives and policies using the approaches discussed in the “Principal Investment Strategies” section of this Prospectus.

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable monthly. For the fiscal year ended October 31, 2018, the Advisor received advisory fees, net of fee waivers pursuant to its expense limitation agreements with the Trust on behalf of each relevant Fund, as follows:

Fund Name	Contractual Management Fee to Advisor	Management Fees Paid to Advisor for the Fiscal Year Ended October 31, 2018 (Net of Waiver)
Managed Futures Strategy Fund	1.50%	1.50%
Global Managed Futures Strategy Fund	1.25%	1.32%*
Domestic Long/Short Equity Fund	1.10%	0.75%
Global Long/Short Equity Fund	1.25%	1.20%
Global Equity Absolute Return Fund	1.00%	N/A**
Macro Opportunity Fund	1.25%	0.20%
U.S. Small Cap Equity Fund	0.85%	0.00%

*	For the fiscal year ended October 31, 2018, the Advisor received 1.25% of advisory fees and recaptured previously waived fees of 0.07% from the Global Managed Futures Strategy Fund.

**	The Global Equity Absolute Return Fund commenced operations on December 31, 2018.

Wells Capital Management, Inc. (“WellsCap”), with its principal place of business at 525 Market Street, San Francisco, California 94105, serves as the sub-advisor to the Domestic Long/Short Equity Fund, the Global Long/Short Equity Fund, and the Global Equity Absolute Return Fund pursuant to a sub-advisory agreement with the Advisor (the “WellsCap Agreement”). WellsCap, an indirect wholly-owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment serves to institutional clients, including mutual funds. WellsCap is part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company. WellsCap is responsible for the day-to-day management of the portfolio of each of the Domestic Long/Short Equity Fund, the Global Long/Short Equity Fund, and the Global Equity Absolute Return Fund, selection of each of those Funds’ portfolio investments and supervision of their portfolio transactions subject to the general oversight of the Board and the Advisor. As of December 31, 2018, WellsCap had $371.6 billion in assets under management.

The Managed Futures Strategy Fund’s sub-advisor, Federated Investment Management Company (“Federated”), located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, provides investment advisory services to the Fund pursuant to a sub-advisory agreement among the Sub-Advisor, the Advisor and the Trust on behalf of the Fund (the “Federated Agreement”). Federated is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of FII Holdings, Inc., a Delaware corporation with a principal address of 1105 N. Market Street, Suite 1300 Wilmington, DE 19801. FII Holdings, Inc. is a wholly-owned subsidiary of Federated Investors, Inc. (“FII”). Established in 1955, FII is a client-driven, multiproduct, and multi-strategy investment manager. FII provides comprehensive investment management services to institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. FII’s total managed assets were $459.9 billion as of December 31, 2018. Federated Advisory Services Company, an affiliate of Federated, provides certain support services to Federated. The fee for such services is paid by Federated and not by the Fund.. Federated advises approximately 76 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $264.8 billion in assets as of December 31, 2018.

Under the Federated Agreement, the Managed Futures Strategy Fund pays Federated an annual sub-advisory fee, calculated daily and payable monthly, based on the following fee schedule: 0.10% of the first $250 million of the Fund assets managed by Federated; and 0.08% of such assets over $250 million. The Fund paid Federated sub-advisory fees equal to 0.08% of its average daily net assets net of 0.01% fee waiver, for the fiscal year ended October 31, 2018.

Pursuant to an exemptive order received from the SEC, the Advisor is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements with existing or new unaffiliated sub-advisors for each Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, each Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor. In addition, the Exemptive Relief permits the Funds to make modified disclosures regarding their sub-advisory fees. Except with respect to the Global Equity Absolute Return Fund, approval by Fund shareholders is required before any authority granted under the exemptive order may be exercised.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement, the WellsCap Agreement and the Federated Agreement is available in the Funds’ Semi-Annual Report dated April 30, 2018.

Portfolio Managers

The Managed Futures Strategy Fund is managed by an investment committee of the Advisor consisting of Blaine Rollins, Aditya Bhave, Jason Leupold, and John Riddle. Randall Bauer is the portfolio manager with respect to the fixed income strategy of the Fund’s portfolio.

The Global Managed Futures Strategy Fund is managed by an investment committee of the Advisor consisting of Blaine Rollins, Aditya Bhave, Jason Leupold, and John Riddle.

The Domestic Long/Short Equity Fund is managed by an investment committee of WellsCap consisting of Harindra de Silva, Dennis Bein and Ryan Brown.

The Global Long/Short Equity Fund is managed by an investment committee of WellsCap consisting of Harindra de Silva, Dennis Bein and David Krider.

The Global Equity Absolute Return Fund is managed by an investment committee of WellsCap consisting of Harindra de Silva, Dennis Bein and David Krider.

The Macro Opportunity Fund is managed by an investment committee of the Advisor consisting of Blaine Rollins, Aditya Bhave, and Jason Leupold.

The U.S. Small Cap Equity Fund is managed by an investment committee of the Advisor consisting of John Riddle and Mark Jaeger.

All investment decisions are made by the investment committees for each respective Fund.

Portfolio Managers of the Advisor

Blaine Rollins, CFA is a Managing Director and on the portfolio management team at 361 Capital. His responsibilities include investment research, portfolio construction and management, hedging and trading strategies. Prior to joining 361 Capital in 2011, Mr. Rollins served as Executive Vice President at Janus Capital Group (now Janus Henderson) and portfolio manager of the Janus Fund, Janus Balanced Fund, Janus Equity Income Fund, and the Janus Triton Fund. He began his career as a financial analyst at AMG Guaranty Trust (formerly Asset Management Group) and has nearly three decades of financial services industry experience. Mr. Rollins earned a Bachelor’s degree in Finance from the University of Colorado. Mr. Rollins has also earned the designation of Chartered Financial Analyst® (CFA).

Aditya Bhave is on the portfolio management team at 361 Capital. He focuses on research, development, and testing of quantitative investment strategies, portfolio construction, risk management, trading and trade impact analysis. He is also responsible for proprietary software development and database design. Mr. Bhave co-developed the firm’s proprietary trading, analysis, and backtesting software platforms. His research interests include machine learning, advanced statistical analysis, behavioral biases, and general finance and economics. Mr. Bhave graduated from University of Denver’s Daniels College of Business with a Master of Science in Finance. He received his Bachelor of Arts degree with a double major in Finance and Economics from Franklin & Marshall College.

Jason Leupold, CAIA is Vice President of Trading and Research at 361 Capital. He is responsible for identifying and examining trading opportunities that can be systematized as well as assisting in new product development and implementation. His role also includes trade execution, trade impact analysis and risk management. Prior to joining 361 Capital in 2016, Mr. Leupold served as a research analyst and market strategist with Arches Asset Management. Prior to this, he spent nine years with Crabel Capital Management in various roles, including overseeing the Asian trade desk and foreign exchange desk, as well as creating models for inclusion in Crabel’s portfolios. While at Crabel, Mr. Leupold developed a deep understanding of designing, testing and executing short-term systematic trading rules. He has over 17 years of industry experience as a trader, developing algorithms to improve trading efficiencies, creating systematic trading strategies, and product development. Mr. Leupold holds a Bachelor of Arts degree in English from Arizona State University. He holds a Chartered Alternative Investment Analyst (CAIA) designation.

John R. Riddle, CFA is Chief Investment Officer of 361 Capital and is responsible for managing the investment department, including oversight of strategy development, investment research and portfolio management. Mr. Riddle serves as lead portfolio manager of the firm's behavioral-driven equity strategies, including large cap, mid cap and small cap equity. He is also author of the foundational academic research that supports our behavioral-driven investment philosophy and process.. Mr. Riddle has over 38 years of experience in the financial services industry. Mr. Riddle joined 361 Capital through the acquisition of BRC Investment Management in 2016, a firm he co-founded and served as Managing Principal and Chief Investment Officer. Previously, he was President and Chief Investment Officer of Duff & Phelps and CEO and Chief Investment Officer of Capital West Asset Management. During his tenure at these firms, he served as lead portfolio manager for a variety of long/short, market neutral, portable alpha, 130-30 risk mitigated and short-only investment strategies for large institutional pension clients. Mr. Riddle received an MBA from the University of Connecticut and a Bachelor of Arts in Finance from the University of Hawaii. Mr. Riddle has earned the designation of Chartered Financial Analyst®.

Mark F. Jaeger, CFA, CPA is a Managing Director and on the portfolio management team at 361 Capital and is responsible for quantitative risk analysis and portfolio management of the firm's behavioral-driven equity strategies, including large cap, mid cap and small cap equity. He has 32 years of experience in the financial services industry. He holds a Bachelor of Science degree in Accounting from the University of Denver. Mr. Jaeger has earned the designation of Chartered Financial Analyst®. He is also a member of the American Institute of Certified Public Accountants and the Colorado Society of Certified Public Accountants.

Portfolio Managers of Sub-Advisors

Federated (Managed Futures Strategy Fund fixed income portfolio)

Randall S. Bauer, CFA is a Senior Vice President, Senior Portfolio Manager and Head of Structured Products Group for Federated. Mr. Bauer is responsible for management and administration of structured product portfolios, as well as portfolio management of products with investment concentrations in investment-grade and short duration securities. Mr. Bauer has over 37 years of investment experience. Prior to joining Federated, he worked in the Credit Policy and International Banking Divisions at PNC Bank Corp. Mr. Bauer holds a B.A. from the University of Pennsylvania and an M.B.A. in Finance from the Pennsylvania State University. He is a Chartered Financial Analyst®.

WellsCap (Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, and Global Equity Absolute Return Fund)

Harindra de Silva, Ph.D., CFA joined Analytic Investors, LLC (which was acquired by WellsCap) in 1995, and currently serves as President and Portfolio Manager for the Analytic Investors team at WellsCap. As a portfolio manager, Mr. de Silva focuses on the ongoing research effort for equity and global asset allocation strategies. Mr. de Silva has authored several articles and studies on finance-related topics including stock market anomalies, market volatility and asset valuation. Mr. de Silva received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester, Institute of Science and Technology, an MBA in Finance and a MS in Economic Forecasting from the University of Rochester. He is a member of the Association for Investment Management and Research, the American Finance Association, and the International Association of Financial Analysts.

Dennis Bein, CFA joined Analytic Investors, LLC (which was acquired by WellsCap) in 1995, and currently serves as a Chief Investment Officer and Portfolio Manager for the Analytic Investors team.at WellsCap Mr. Bein oversees the implementation of the Analytic Investors team’s investment strategies. Mr. Bein is a major contributor to the firm’s ongoing research efforts as well as new product development and strategy applications. As a portfolio manager, Mr. Bein focuses on day-to-day portfolio management and research related to equity-based investment strategies. Mr. Bein has received an MBA from the Anderson Graduate School of Management at the University of California, Riverside. He completed his undergraduate studies in Business Administration at the University of California, Riverside. Mr. Bein is also a Chartered Financial Analyst and is a member of the Institute of Chartered Financial Analysts (ICFA) and the Los Angeles Society of Financial Analysts (LASFA).

Ryan Brown, CFA joined Analytic Investors, LLC (which was acquired by WellsCap) in 2007, and currently serves as a Portfolio Manager for the Analytic Investors team at WellsCap. Mr. Brown is responsible for the day-to-day portfolio management and trading for U.S. equity-based investment strategies. Prior to joining the Sub-Advisor in 2007, Mr. Brown worked at Beekman Capital Management, where he was responsible for selecting stocks within the financial services sector. Mr. Brown received a B.S. in Economics at Brigham Young University and an M.S. in Finance at the University of Utah.

David Krider, CFA joined Analytic Investors, LLC (which was acquired by WellsCap) in 2005, and currently serves as a Portfolio Manager for the Analytic Investors team at WellsCap. Mr. Krider is responsible for the ongoing research and development of global equity-based investment strategies as well as the day-to-day trading of global portfolios. Prior to joining the firm, Mr. Krider was the founder and Chief Technology Officer of Visualize, Inc., a firm that specializes in financial visualization and analytic software. Mr. Krider was a Research Associate at First Quadrant before leaving to start his own firm. Mr. Krider has a B.S. in Economics and Computer Science from the California Institute of Technology.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Funds.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund set forth in the table below to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed the percentage stated below:

Fund	Expense Limit as percent of average daily net assets
	Investor Class	Class I
Managed Futures Strategy Fund	2.24%	1.99%
Global Managed Futures Strategy Fund	1.99%	1.74%
Macro Opportunity Fund	2.15%	1.90%

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund set forth in the table below to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses, Rule 12b-1 fees, and shareholder service fees) do not exceed each Fund’s average daily net assets stated below:

Fund	Expense Limit as percent of Fund’s average daily net assets
Domestic Long/Short Equity Fund	1.39%
Global Long/Short Equity Fund	1.39%
Global Equity Absolute Return Fund	1.20%
U.S. Small Cap Equity Fund	0.84%

Each operating expense limit agreement is in effect until February 29, 2020, and may be terminated before that date with respect to a Fund only by the Trust’s Board of Trustees.

For all Funds except the Global Equity Absolute Return Fund, any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. Any reduction in advisory fees or payment of the Global Equity Absolute Return Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three years after the date of reduction or payment, This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

Prior Performance for Similar Accounts Managed by the Advisor (with respect to U.S. Small Cap Equity Fund)

The following tables set forth performance data relating to the historical performance of all private accounts (the “Accounts”) managed by the portfolio managers, John Riddle and Mark Jaeger, for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Prior to October 31, 2016, the Accounts were managed by Messrs. Riddle and Jaeger as employees of BRC Investment Management, LLC (the “Prior Advisor”), which was acquired by the Advisor effective October 31, 2016. The data is provided to illustrate the past performance of Messrs. Riddle and Jaeger in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns

For the Periods Ended December 31, 2018

	One Year	Five Years	Ten Years	Since Inception December 31, 2007
U.S. Small Cap Equity Composite
Net Returns, after fees/expenses*	(15.17)%	5.70%	14.54%	9.37%
Gross Returns	(14.95)%	6.63%	15.69%	10.49%
Russell 2000® Index	(11.01)%	4.41%	11.97%	6.75%

*	The net returns for the composite are shown net of all actual fees and expenses. The fees and expenses of the Accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

The Advisor is an investment advisor registered with the SEC pursuant to the Investment Advisers Act of 1940. The performance returns shown in the above table for the periods ended December 31, 2018, are those of the Accounts included in the U.S. Small Cap Equity composite, which have been managed by Messrs. Riddle and Jaeger. Messrs. Riddle and Jaeger have the same discretion in managing the Accounts as to do in managing the Fund. Messrs. Riddle and Jaeger have been jointly and primarily responsible for the day-to-day management of the U.S. Small Cap Equity strategy, which had an inception date of December 31, 2007, and continue to be the portfolio managers jointly and primarily responsible for the day-to-day management of the U.S. Small Cap Equity composite accounts.

The U.S. Small Cap Equity composite was created December 31, 2007, and includes all discretionary, fee-paying regular and wrap accounts with comparable investment objectives and a market value in excess of $100,000 that have been under management for at least one month. All accounts have target allocations to small cap securities of at least 90%. Any account that has a cash flow larger than 10% of the composite is removed from the composite because the Advisor deemed those accounts to not comply with its small cap investment objective and policies of having at least 90% invested in small cap securities. Beginning January 1, 2010, composite policy also requires the temporary removal of any portfolio incurring a significant cash flow larger than 50% of portfolio assets. Beginning January 1, 2013, composite policy requires the temporary removal of any portfolio incurring a significant cash flow larger than 10% of portfolio assets. The temporary removal of such an account occurs at the beginning of the month in which the significant cash flow occurs and the account reenters the composite in the month following the cash flow or full investment in the strategy. Additional information regarding the treatment of significant cash flows is available upon request. A complete list and description of firm composites is available upon request. Valuations are computed and performance reported in U.S. Dollars.

The gross returns were calculated on a time weighted basis, including all dividends and interest, accrual income, and realized and unrealized gains or losses, are presented before management, custodial fees and trading expenses on bundled fee accounts, which would reduce such returns. The management fee schedule is as follows: 1.00% on the first $5 million; 0.85% on the next $5 million; 0.75% on the next $40 million; 0.65% on the next $50 million; and 0.50% on any amount thereafter. In addition to a management fee, some accounts pay an all-inclusive fee to a wrap sponsor which is based on a percentage of assets under management. Along with brokerage commissions, this fee may include portfolio monitoring, consulting services and custodial services.

Net-of-fees performance returns are calculated by deducting the actual management fees and trading costs, or a bundled (WRAP) fee, from the gross composite return. Bundled fee accounts make up a portion of the composite for all periods shown. Wrap fee schedules are provided by independent wrap sponsors and are available upon request from the respective wrap sponsor.

The Russell 2000® Index is a market capitalization-weighted index of the 2000 smallest companies by market capitalization in the Russell 3000® Index. Like the composite, the Russell 2000® Index returns include the reinvestment of income, but do not include trading costs, management fees or other costs.”

Prior Performance for Similar Accounts Managed by WellsCap (with respect to the Global Long/Short Equity Fund)

The following tables set forth performance data relating to the historical performance of all advisory accounts (which includes a registered investment company) managed by the Sub-Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Sub-Advisor or its predecessor firm in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The advisory accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject. The advisory accounts (with the exception of the registered investment company), are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for the advisory accounts (other than the registered investment company) could have been adversely affected if the advisory accounts had been regulated as investment companies under the federal securities laws. The advisory accounts returns below were calculated differently than the SEC method for calculating performance for registered investment companies. The annual returns shown below are calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows.

Average Annual Total Returns

For the Periods Ended December 31, 2018

	One Year	Five Years	Since Inception (12/1/09)
Global Long/Short Equity I Composite
Net Returns, after fees/expenses*	(7.84)%	5.99%	8.49%
Gross Returns	(7.18)%	6.58%	9.07%
HFRI Equity Hedge Index	(3.03)%	3.16%	3.94%
MSCI World Index	(8.71)%	4.56%	7.75%

*	The net returns for the composite are shown net of all actual account fees and expenses. The fees and expenses of accounts included in the composite are higher than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are lower than what the Fund’s performance would have been.

WELLS CAPITAL MANAGEMENT, INC.

GLOBAL LONG/SHORT EQUITY I COMPOSITE

	Total Firm	Composite Assets		Annual Performance Results
Year	Assets	U.S. Dollars	Number of	Composite		MSCI World Index	HFRI Equity Hedge (Total) Index
End	(millions)	(millions)	Accounts	Net	Gross
12/1/2009- 12/31/2009*	9,289.27	68.76	< 5	1.40	1.46	1.80	N/A
2010	6,331.96	76.84	< 5	7.75	8.46	11.76	N/A
2011	5,872.95	76.98	< 5	8.33	8.82	(5.54)	N/A
2012	6,253.39	76.83	< 5	8.00	8.49	15.83	N/A
2013	8,288.56	93.78	< 5	22.66	23.14	26.68	N/A
2014	10,456.46	111.68	< 5	10.50	10.89	4.94	1.81
2015	11,689.46	430.95	< 5	12.09	12.57	(0.87)	(0.96)
2016	16,037.77	1,041.73	< 5	0.62	1 .26	7.51	5.54
2017	385,111.00	1,466.00	5	16.44	17.21	22.40	14.39
2018	371,582.00	1,121.50	5	(7.84)	(7.18)	(8.71)	(3.03)

*	Inception: December 1, 2009

**	The measurement of internal dispersion for composites with fewer than 5 accounts for the entire period are not considered statistically meaningful and accordingly has not been presented.

The Sub-Advisor is an investment advisor registered with the SEC pursuant to the Investment Advisers Act of 1940.

The Global Long/Short Equity I Composite was created in December 1, 2009, and includes all fully discretionary accounts managed in accordance with the Global Long/Short Equity I strategy. This strategy consists of long-short equity portfolios investing in global developed equity securities.

Gross returns are calculated by the Firm using Modified Dietz methodology with an average capital base and reflect daily realized and unrealized gains and losses, plus income. Net returns reflect the impact of actual account fees and expenses. Returns for periods greater than one year have been annualized. Investment management fee arrangements are subject to negotiation and may differ from the schedule above.

The MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The benchmark consists of the following developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Returns are calculated net of non-claimable withholding taxes on dividends. The exchange rates used in the benchmark calculation may differ from those used by the composite itself. Considering the objectives of the strategy, the benchmark’s volatility is anticipated to be significantly higher than that of the investment strategy.

The HFRI Hedged Equity Indices are a series of benchmarks designed to reflect hedge fund industry performance by constructing equally weighted composites of constituent funds, as reported by the hedge fund managers listed within HFR Database. The HFRI range in breadth from the industry-level view of the HFRI Fund Weighted Composite Index, which encompasses over 2000 funds, to the increasingly specific level of the sub-strategy classifications. Equity hedge strategies maintain positions both long and short in primary equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50% exposure to, and may in some cases be substantially entirely invested in equities, both long and short.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees for Investor Class Shares

The Trust has adopted a plan on behalf of each Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Investor Class shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of the average daily net assets attributable to Investor Class shares. Since these fees are paid out of a Fund’s assets attributable to the Fund’s Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Funds applicable to each class of shares offered in this Prospectus.

Class I and Class Y shares are not subject to any distribution fees under the 12b-1 Plan.

Shareholder Service Fee

Each of the Funds, with the exception of the Domestic Long/Short Equity Fund, Global Long Short Equity Fund, Global Equity Absolute Return Fund, and U.S. Small Cap Equity Fund’s Y Shares, may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class. Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If, for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. Each Fund’s NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. A Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares. The Fund’s most recent NAVs are available on the fund’s website, www.361funds.com.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Funds must utilize fair value pricing, including when reliable market quotations are not readily available, when the Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Funds may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Purchase of Shares

This Prospectus offers two classes of shares of the Managed Futures Strategy Fund, Global Managed Futures Strategy Fund, and Macro Opportunity Fund designated as Investor Class shares and Class I shares. With respect to the Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Global Equity Absolute Return Fund, and U.S. Small Cap Equity Fund, this Prospectus offers three classes of shares designated as Investor Class shares, Class I shares and Class Y shares.

●	Investor Class shares generally incur annual distribution and shareholder service fee.

●	Class I shares are not subject to any sales loads or distribution or shareholder service fees.

●	Class Y shares (with respect to the Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Global Equity Absolute Return Fund, and U.S. Small Cap Equity Fund) are not subject to any sales loads, distribution or shareholder service fees.

By offering multiple classes of shares, the Funds permit each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of distribution/service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the distribution fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

●	which shares classes are available to you;

●	how long you expect to own your shares;

●	how much you intend to invest;

●	total costs and expenses associated with a particular share class; and

●	whether you qualify for any reduction or waiver of sales charges

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

The Funds do not accept investments by non-U.S. persons.

The Funds’ shares are offered on a continuous basis through IMST Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Shares also may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.

To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class Shares
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	None
Class I Shares
Managed Futures Strategy Fund, Global Managed Futures Strategy Fund and Macro Opportunity Fund	$100,000	None
Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Global Equity Absolute Return Fund, and U.S. Small Cap Equity Fund	$2,500	None
Class Y Shares*
All Accounts	$1 million	None

*	Class Y Shares are only available with respect to the Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Global Equity Absolute Return Fund, and U.S. Small Cap Equity Fund.

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. When purchasing shares of a Fund, investors must specify whether the purchase is for Investor Class, Class I or Class Y shares. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

Class Y Shares

To purchase Y Shares of a Fund, you generally must invest at least $1 million. Class Y Shares are not subject to any initial sales charge. You do not pay any ongoing distribution or service fees on Class Y shares.

Class I Shares

If you invest with us through a financial intermediary, the minimum investment requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus account that meets the minimum. The minimum investment requirement for Class I shares may be waived if you or your financial intermediary, invest through an omnibus account, have an aggregate investment in our family of funds of $100,000 or more, or in other situations as determined by the Advisor. In addition, financial intermediaries or plan record keepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Class I shares. The Advisor may permit a financial intermediary to waive applicable minimum initial investment for Class I shares in the following situations:

●	Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

●	Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

●	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor;

●	Certain employer-sponsored retirement plans, as approved by the Advisor; and

●	Certain other situations deemed appropriate by the Advisor.

In-Kind Purchases and Redemptions

Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Funds generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Funds. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888-736-1227 (888-7361CAP). You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in a Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address if different as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to 361 Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker-dealer or other financial intermediary	The Funds are offered through certain approved financial intermediaries (and their agents). The Funds are also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with a Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Funds may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.
By mail	The Funds will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.
To buy shares directly from the Funds by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the applicable Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.
	Regular Mail 361 Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery 361 Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions, and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-736-1227 (888-7361CAP) and you will be allowed to move money in amounts of at least $100 from your bank account to the Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire	To open an account by wire, a completed account application form must be received by a Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the applicable Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:
UMB Bank, n.a. ABA Number 101000695 For credit to 361 Funds A/C # 9871916960
For further credit to: “361 [Fund Name and Share Class]” Your account number Name(s) of investor(s) Social Security Number or Taxpayer Identification Number
Before sending your wire, please contact the Transfer Agent at 1-888-736-1227 (888-7361CAP) to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.
Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same-day pricing. The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker-dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. A Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when a Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.
By mail	You may redeem shares purchased directly from the Funds by mail. Send your written redemption request to 361 Funds at the address indicated below. Your request must be in good order and contain the applicable Fund name and share class, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail 361 Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery 361 Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

● You wish to redeem more than $50,000 worth of shares;

● When redemption proceeds are sent to any person, address or bank account not on record;

● If a change of address was received by the Transfer Agent within the last 15 days;

● If ownership is changed on your account; or

● When establishing or modifying certain services on your account.

By telephone	To redeem shares by telephone, call the Funds at 1-888-736-1227 (888-7361CAP) and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder(s) and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are also subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000 by instructing the Funds by phone at 1-888-736-1227 (888-7361CAP). Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.
Note: The Funds and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

● The applicable Fund account number;

● The name in which his or her account is registered;

● The Social Security Number or Taxpayer Identification Number under which the account is registered; and

● The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, a Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-736-1227 (888-7361CAP). The Funds may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Funds receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Funds may postpone payment of your redemption proceeds for up to 15 calendar days while the Funds wait for the check to clear. Furthermore, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

Each Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may also satisfy redemption requests by using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. A Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than a Fund’s standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot identification method, a Fund first redeems shares you acquired on or before December 30, 2011, and then applies your elected method to shares acquired after that date. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using it best efforts to restrict a shareholder’s trading privileges in the Funds, if that shareholder has engaged in four or more “round trips” in the Funds during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of the Funds’ shareholders.

Monitoring Trading Practices	The Trust may monitor trades in a Fund’s shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of each Fund’s shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, each Fund reserves the right to:

●	vary or waive any minimum investment requirement;

●	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;

●	reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

●	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

●	reject any purchase or redemption request that does not contain all required documentation; and

●	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the applicable Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of a Fund into shares of another Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other Fund, as stated in this Prospectus. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Funds or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by a Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. A Fund will notify affected shareholders in writing prior to any mandatory conversion.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

Each Fund enters into contractual arrangements with various parties, including among others the Advisor and Sub-Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. A Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. Each Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

The per share distributions on Investor Class shares may be lower than the per share distributions on Class I shares as a result of the higher distribution/service fees applicable to Investor Class shares. The per share distribution on Class I shares of the Domestic Long/Short Equity Fund, Global Long/Short Equity Fund, Global Equity Absolute Return Fund, and U.S. Small Cap Equity Fund may be lower than the per share distributions on Class Y shares as a result of the higher distribution/service fees applicable to Class I shares.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following is a description of certain material U.S. federal income tax consequences of owning and disposing of shares of the Funds and of some of the important U.S. federal income tax considerations affecting the Funds. The discussion below provides general tax information related to an investment in shares of a Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the shares of a Fund. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations and published administrative rulings, procedures and guidance, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares of a Fund as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares of a Fund; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes (and persons investing in the Fund through such entities); real estate investment trusts; regulated investment companies; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. Dollar; shareholders who receive their shares as compensation; non-U.S. shareholders who hold their shares of a Fund in connection with a U.S. trade or business; and tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.”

Except where specifically addressing non-U.S. shareholders, this discussion assumes that the shareholder is a U.S. holder who holds shares of a Fund as a capital asset. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares of a Fund and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of a Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.

Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Funds. For more information, please see the section of the SAI entitled “Federal Income Tax Consequences.”

Each Fund has elected (or intends to elect) to be, and intends to qualify for treatment each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. Assuming a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested pursuant to the dividend reinvestment plan) in a timely manner to its shareholders in the form of dividends or capital gain distributions. Any taxable income, including any net capital gain, that a Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates. In addition, each Fund may be subject to a nondeductible 4% U.S. federal excise tax on certain amounts that it fails to distribute during each calendar year. Each Fund generally intends to make distributions sufficient to permit it to avoid the imposition of both the corporate income tax and the excise tax, but there can be no assurance in this regard.

If a Fund retains any net capital gain for reinvestment, it may elect to treat such capital gain as having been distributed to its shareholders. If a Fund makes such an election, each shareholder of that Fund will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder of that Fund will be entitled to increase the adjusted tax basis of its shares of the Fund by the difference between its share of such undistributed net capital gain and the related credit.

To qualify as a RIC for any taxable year, each Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” If, for any taxable year, a Fund does not qualify as a RIC or does not satisfy the minimum distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

Income derived from direct investments in commodities is not Qualifying RIC Income. In addition, the IRS has issued revenue rulings concluding that income and gains from certain commodity-linked derivatives do not constitute Qualifying RIC Income. Thus, some of the Macro Opportunity Fund’s income might not constitute Qualifying RIC Income. The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute Qualifying RIC Income, and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes Qualifying RIC Income. Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has suspended the issuance of such rulings in this area. The Macro Opportunity Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from certain commodity-linked investments will constitute Qualifying RIC Income. In the absence of a ruling, however, there can be no certainty that the Macro Opportunity Fund’s commodity-related investments will generate Qualifying RIC Income, and the Macro Opportunity Fund has not sought an opinion from counsel on this position. It is possible that the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute Qualifying RIC Income. The tax treatment of the Macro Opportunity Fund’s commodity-linked investments could also be adversely affected by future legislation or Treasury regulations. If future legislation, Treasury regulations or IRS guidance further limits the Macro Opportunity Fund’s ability to treat income from its commodity-related investments as Qualifying RIC Income, the Macro Opportunity Fund and its Advisor will consider what action to take, including potentially liquidating the Macro Opportunity Fund.

The Macro Opportunity Fund may obtain exposure to foreign currencies. The Code provides that the Treasury Department may issue regulations excluding from the definition of Qualifying RIC Income a RIC’s foreign currency gains that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stock or securities). Such regulations, if issued, might treat gains from the Macro Opportunity Fund’s foreign currency-denominated positions as income that is not Qualifying RIC Income.

Some of the Funds’ investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Funds will qualify for treaty benefits.

Except as discussed below, distributions out of a Fund’s income and gains other than net capital gain will generally be taxable to the shareholders of that Fund as ordinary income. Distributions or deemed distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) will generally be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund. Long-term capital gains recognized by individuals and other non-corporate shareholders are subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Distributions made out of “qualified dividend income,” if any, received by a Fund will be subject to tax in the hands of individuals and other non-corporate shareholders at the rates applicable to long-term capital gains, provided that the shareholder satisfies certain holding period and other requirements. “Qualified dividend income” generally includes dividends from U.S. corporations and dividends from non-U.S. corporations that meet certain specified criteria. Dividends paid by a Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund and only if the corporate shareholder satisfies certain requirements, including a holding period requirement, with respect to its shares of the Fund. Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares, and any such distributions in excess of that basis will be treated as gain from the sale of shares. The investment strategies of certain Funds will limit their ability to distribute dividends that will be eligible for the dividends-received deduction for corporate shareholders or the reduced tax rates applicable to individuals and other non-corporate shareholders on “qualified dividend income.”

At the time of a shareholder’s purchase of shares of a Fund, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such shareholder even if the net asset value of the shareholder’s shares is, as a result of the distributions, reduced below the shareholder’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in kind or are reinvested in additional shares of a Fund pursuant to the dividend reinvestment plan.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

A shareholder may recognize capital gain or loss on a redemption or sale of shares of a Fund. The amount of the gain or loss will be equal to the difference between the value of the cash or other property (including securities distributed in kind by the Fund) that the shareholder receives upon such redemption or sale and the shareholder’s adjusted tax basis in the shares that are redeemed or sold. Such gain or loss generally will be a long-term capital gain or loss if the shareholder’s holding period for such shares is more than one year and will be short-term capital gain or loss if the shareholder’s holding period for such shares is one year or less. Losses realized by a shareholder on a redemption or sale of shares of a Fund held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received, or deemed received, with respect to such shares of that Fund. In addition, any loss may be disallowed on a redemption or sale of shares of a Fund if the shareholder acquires shares of the Fund or substantially identical stock or securities (including pursuant to the dividend reinvestment plan) within a period beginning 30 days before and ending 30 days after the redemption or sale. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund will be treated as a taxable disposition of the exchanged shares. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.

A shareholder will be subject to backup withholding on all distributions and redemption payments from a Fund if it fails to provide its correct taxpayer identification number and to make required certifications or otherwise establish an exemption from backup withholding. The backup withholding rate is currently 24%. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

If a shareholder is a nonresident alien, a foreign corporation or a foreign trust or estate, each as defined for U.S. federal income tax purposes (a “Non-U.S. Shareholder”), ordinary dividends and certain other payments distributed to such Non-U.S. Shareholder by a Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Dividends paid by a Fund will generally be exempt from this withholding tax to the extent that they are properly reported by the Fund as “interest-related dividends” or “short-term capital gain dividends.” In general, “interest-related dividends” and “short-term capital gain dividends” are distributions of U.S.-source interest income or short-term capital gain that would not have been subject to U.S. withholding tax if derived directly by a Non-U.S. Shareholder. A Non-U.S. Shareholder will generally be exempt from U.S. federal income tax on distributions of net capital gain and on any gains realized upon the redemption or sale of Fund shares. Backup withholding will not apply to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold Fund shares comply with applicable requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Prospective shareholders of the Funds should consult with their own tax advisors concerning the effect of owning shares of the Funds in light of their particular tax situation.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the period shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request (see back cover).

361 Managed Futures Strategy Fund

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.43	$11.09	$11.18	$11.34	$11.47
Income from Investment Operations:
Net investment loss[1]	- [2]	(0.08)	(0.13)	(0.18)	(0.20)
Net realized and unrealized gain (loss)	(0.15)	0.42	0.04	0.31	0.46
Total from investment operations	(0.15)	0.34	(0.09)	0.13	0.26

Less Distributions:
From net realized gain	-	-	-	(0.29)	(0.40)

Redemption fee proceeds[1]	-	-	-	-	0.01

Net asset value, end of period	$11.28	$11.43	$11.09	$11.18	$11.34

Total return[3]	(1.31)%	3.07%	(0.81)%	1.16%	2.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,188	$95,113	$165,017	$263,118	$158,570

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	2.15%	2.13%	2.11%	2.09%	2.04%
After fees waived and expenses absorbed/recovered	2.14%	2.12%	2.10%	2.08%	2.03%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	0.02%	(0.73)%	(1.18)%	(1.54)%	(1.82)%
After fees waived and expenses absorbed/recovered	0.03%	(0.72)%	(1.17)%	(1.53)%	(1.81)%

Portfolio turnover rate	36%	42%	17%	13%	96%

*	Financial information from November 1, 2013 to October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share

3	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Managed Futures Strategy Fund

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.59	$11.22	$11.28	$11.41	$11.51
Income from Investment Operations:
Net investment gain (loss)[1]	0.03	(0.05)	(0.10)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	(0.14)	0.42	0.04	0.31	0.48
Total from investment operations	(0.11)	0.37	(0.06)	0.16	0.30

Less Distributions:
From net realized gain	-	-	-	(0.29)	(0.40)

Redemption fee proceeds[1]	-	-	-	-	-

Net asset value, end of period	$11.48	$11.59	$11.22	$11.28	$11.41

Total return[2]	(0.95)%	3.30%	(0.53)%	1.42%	2.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190,425	$237,368	$463,025	$690,804	$465,614

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	1.90%	1.88%	1.86%	1.84%	1.80%
After fees waived and expenses absorbed/recovered	1.89%	1.87%	1.85%	1.83%	1.79%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	0.27%	(0.48)%	(0.93)%	(1.29)%	(1.58)%
After fees waived and expenses absorbed/recovered	0.28%	(0.47)%	(0.92)%	(1.28)%	(1.57)%

Portfolio turnover rate	36%	42%	17%	13%	96%

1	Based on average shares outstanding for the period.
2	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

361 Global Managed Futures Strategy Fund

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period February 12, 2014** through October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.44	$10.87	$9.55	$9.71	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.08)	(0.15)	(0.18)	(0.20)	(0.16)
Net realized and unrealized gain (loss) on investments	(0.64)	0.99	1.50	0.04	(0.13)
Total from investment operations	(0.72)	0.84	1.32	(0.16)	(0.29)

Less Distributions:
From net realized gain	(0.55)	(0.27)	-	-	-

Redemption fee proceeds[1]	-	-	-	-	- [2]

Net asset value, end of period	$10.17	$11.44	$10.87	$9.55	$9.71

Total return[3]	(6.57)%	7.87%	13.82%	(1.65)%	(2.90)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,677	$32,907	$13,491	$9,694	$9,177

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[6]	1.95%	2.04%	2.43%	2.78%	2.60%[5]
After fees waived and expenses absorbed/recovered[6]	2.02%	2.02%	2.05%	2.15%	2.24%[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.66)%	(1.38)%	(2.12)%	(2.71)%	(2.59)%[5]
After fees waived and expenses absorbed/recovered	(0.73)%	(1.36)%	(1.74)%	(2.08)%	(2.23)%[5]

Portfolio turnover rate	0%	0%	0%	0%	0%[4]

*	Financial information from February 12, 2014 to October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.

**	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.

5	Annualized.

6	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.03% for the year ended October 31, 2018. For the prior periods ended October 31, 2017, 2016, 2015, and 2014, the ratios would have been lowered by 0.03%, 0.04%, 0.02% and 0.01%, respectively.

361 Global Managed Futures Strategy Fund

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period February 12, 2014* through October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.55	$10.94	$9.59	$9.72	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.05)	(0.12)	(0.16)	(0.18)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.65)	1.00	1.51	0.05	(0.13)
Total from investment operations	(0.70)	0.88	1.35	(0.13)	(0.28)

Less Distributions:
From net realized gain	(0.55)	(0.27)	-	-	-

Redemption fee proceeds[1]	-	-	-	-	- [2]

Net asset value, end of period	$10.30	$11.55	$10.94	$9.59	$9.72

Total return[3]	(6.32)%	8.19%	14.08%	(1.34)%	(2.80)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$71,478	$73,545	$38,295	$10,446	$30,855

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[6]	1.70%	1.79%	2.18%	2.53%	2.36%[5]
After fees waived and expenses absorbed/recovered[6]	1.77%	1.77%	1.80%	1.90%	2.00%[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.41)%	(1.13)%	(1.87)%	(2.46)%	(2.35)%[5]
After fees waived and expenses absorbed/recovered	(0.48)%	(1.11)%	(1.49)%	(1.83)%	(1.99)%[5]

Portfolio turnover rate	0%	0%	0%	0%	0%[4]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not Annualized.

5	Annualized.

6	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.03% for the year ended October 31, 2018. For the prior periods ended October 31, 2017, 2016, 2015, and 2014, the ratios would have been lowered by 0.03%, 0.04%, 0.02% and 0.01%, respectively.

361 Domestic Long/Short Equity Fund

Investor Class

Per share operating performance.

For a capital share outstanding throughout the period.

	For the Year Ended October 31,		For the Period March 31, 2016* through
	2018	2017	October 31, 2016
Net asset value, beginning of period	$10.91	$9.90	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.12)	(0.05)	0.02
Net realized and unrealized gain (loss) on investments	0.43	1.16	(0.12)
Total from investment operations	0.31	1.11	(0.10)

Less Distributions:
From net investment income	-	(0.02)	-
From net realized gain	(0.26)	(0.08)	-
Total distributions	(0.26)	(0.10)	-

Net asset value, end of period	$10.96	$10.91	$9.90

Total return [2]	2.87%	11.26%	(1.00)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$691	$398	$143

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[3]	3.38%	3.03%	3.91%[5]
After fees waived and expenses absorbed[3]	3.02%	2.42%	2.06%[5]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.44)%	(1.05)%	(1.46)%[5]
After fees waived and expenses absorbed	(1.08)%	(0.44)%	0.39%[5]

Portfolio turnover rate	262%	263%	123%[4]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	If interest expense and dividends on securities sold short had been excluded, the expense ratio would have been lowered by 1.23% for the year ended October 31, 2018. For the prior period ended October 31, 2017 and 2016, the ratio would have been lowered by 0.63% and 0.27%, respectively.

4	Not annualized.

5	Annualized.

361 Domestic Long/Short Equity Fund

Class I

Per share operating performance.

For a capital share outstanding throughout the period.

	For the Year Ended October 31,		For the Period March 31, 2016* through
	2018	2017	October 31, 2016
Net asset value, beginning of period	$10.94	$9.90	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.09)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	0.43	1.17	(0.14)
Total from investment operations	0.34	1.15	(0.10)

Less Distributions:
From net investment income	-	(0.03)	-
From net realized gain	(0.26)	(0.08)	-
Total distributions	(0.26)	(0.11)	-

Net asset value, end of period	$11.02	$10.94	$9.90

Total return [2]	3.14%	11.72%	(1.00)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,261	$3,436	$4,578

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[3]	3.06%	2.76%	3.66%[5]
After fees waived and expenses absorbed[3]	2.70%	2.15%	1.81%[5]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.12)%	(0.78)%	(1.21)%[5]
After fees waived and expenses absorbed	(0.76)%	(0.17)%	0.64%[5]

Portfolio turnover rate	262%	263%	123%[4]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

3	If interest expense and dividends on securities sold short had been excluded, the expense ratio would have been lowered by 1.23% for the year ended October 31, 2018. For the prior period ended October 31, 2017 and 2016, the ratio would have been lowered by 0.63% and 0.27%, respectively.

4	Not annualized.

5	Annualized.

361 Domestic Long/Short Equity Fund

Class Y

Per share operating performance.

For a capital share outstanding throughout the period.

	For the Year Ended October 31,		For the Period March 31, 2016* through
	2018	2017	October 31, 2016
Net asset value, beginning of period	$10.95	$9.92	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.08)	- [2]	0.05
Net realized and unrealized gain (loss) on investments	0.44	1.15	(0.13)
Total from investment operations	0.36	1.15	(0.08)

Less Distributions:
From net investment income	-	(0.04)	-
From net realized gain	(0.26)	(0.08)	-
Total distributions	(0.26)	(0.12)	-

Net asset value, end of period	$11.05	$10.95	$9.92

Total return [3]	3.33%	11.72%	(0.80)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,321	$27,250	$25,128

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[4]	2.98%	2.63%	3.51%[6]
After fees waived and expenses absorbed[4]	2.62%	2.02%	1.66%[6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.04)%	(0.65)%	(1.06)%[6]
After fees waived and expenses absorbed	(0.68)%	(0.04)%	0.79%[6]

Portfolio turnover rate	262%	263%	123%[5]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

4	If interest expense and dividends on securities sold short had been excluded, the expense ratio would have been lowered by 1.23% for the year ended October 31, 2018. For the prior period ended October 31, 2017 and 2016, the ratio would have been lowered by 0.63% and 0.27%, respectively.

5	Not annualized.

6	Annualized.

361 Global Long/Short Equity Fund

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,			For the Period December 12, 2014* through
	2018	2017	2016	October 31, 2015
Net asset value, beginning of period	$12.15	$10.76	$10.92	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.05)	0.03	0.02	(0.08)
Net realized and unrealized gain (loss)	-	1.39	(0.09)	1.00
Total from investment operations	(0.05)	1.42	(0.07)	0.92

Less Distributions:
From net investment income	(0.02)	(0.03)	-	-
From net realized gain	(0.76)	-	(0.09)	-
Total distributions	(0.78)	(0.03)	(0.09)	-

Net asset value, end of period	$11.32	$12.15	$10.76	$10.92

Total return[2]	(0.55)%	13.26%	(0.61)%	9.20%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$70,194	$82,319	$97,662	$41,444

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5,6]	2.68%	2.50%	2.50%	3.42%[4]
After fees waived and expenses absorbed/recovered[5,6]	2.63%	2.51%	2.55%	2.69%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	(0.48)%	0.32%	0.20%	(1.61)%[4]
After fees waived and expenses absorbed/recovered	(0.43)%	0.31%	0.15%	(0.88)%[4]

Portfolio turnover rate	197%	237%	229%	204%[3]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.

4	Annualized.

5	If dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.85%% for year ended October 31, 2018. For the prior periods ended October 31, 2017, 2016 and 2015, the ratios would have been lowered by 0.61%, 0.61% and 0.82%, respectively.

6	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.79% of average daily net assets of the Investor Class shares of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.94%.

361 Global Long/Short Equity Fund

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,			For the Period December 12, 2014* through
	2018	2017	2016	October 31, 2015
Net asset value, beginning of period	$12.20	$10.82	$10.95	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)	0.07	0.05	(0.06)
Net realized and unrealized gain (loss)	—	1.39	(0.09)	1.01
Total from investment operations	(0.02)	1.46	(0.04)	0.95

Less Distributions:
From net investment income	(0.05)	(0.08)	—	—
From net realized gain	(0.76)	—	(0.09)	—
Total distributions	(0.81)	(0.08)	(0.09)	—

Net asset value, end of period	$11.37	$12.20	$10.82	$10.95

Total return[2]	(0.25)%	13.54%	(0.34)%	9.50%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$536,076	$430,610	$421,094	$81,579

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5,6]	2.40%	2.21%	2.20%	3.19%[4]
After fees waived and expenses absorbed/recovered[5,6]	2.35%	2.22%	2.25%	2.46%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	(0.20)%	0.60%	0.50%	(1.38)%[4]
After fees waived and expenses absorbed/recovered	(0.15)%	0.59%	0.45%	(0.65)%[4]

Portfolio turnover rate	197%	237%	229%	204%[3]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

3	Not annualized.

4	Annualized.

5	If dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.85% for year ended October 31, 2018. For the prior periods ended October 31, 2017, 2016 and 2015, the ratios would have been lowered by 0.61%, 0.61% and 0.82%, respectively.

6	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.54% of average daily net assets of Class I shares of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.69%.

361 Global Long/Short Equity Fund

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,			For the Period December 12, 2014* through
	2018	2017	2016	October 31, 2015
Net asset value, beginning of period	$12.23	$10.84	$10.95	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	—	0.08	0.06	(0.05)
Net realized and unrealized gain (loss)	(0.01)	1.40	(0.08)	1.00
Total from investment operations	(0.01)	1.48	(0.02)	0.95

Less Distributions:
From net investment income	(0.07)	(0.09)	—	—
From net realized gain	(0.76)	—	(0.09)	—
Total distributions	(0.83)	(0.09)	(0.09)	—

Net asset value, end of period	$11.39	$12.23	$10.84	$10.95

Total return[2]	(0.21)%	13.71%	(0.15)%	9.50%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$145,591	$38,730	$32,993	$41,888

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5,6]	2.29%	2.10%	2.10%	3.09%[4]
After fees waived and expenses absorbed/recovered[5,6]	2.24%	2.11%	2.15%	2.36%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	(0.09)%	0.71%	0.60%	(1.28)%[4]
After fees waived and expenses absorbed/recovered	(0.04)%	0.70%	0.55%	(0.55)%[4]

Portfolio turnover rate	197%	237%	229%	204%[3]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

3	Not annualized.

4	Annualized.

5	If dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.85% for year ended October 31, 2018. For the prior periods ended October 31,2017, 2016 and 2015, the ratios would have been lowered by 0.61%, 0.61% and 0.82%, respectively.

6	Effective December 18, 2017, the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.39% of average daily net assets of Class Y shares of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.54%.

361 Macro Opportunity Fund

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period June 30, 2014** through
	2018	2017	2016	2015	October 31, 2014
Net asset value, beginning of period	$9.99	$8.58	$9.14	$9.77	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.08)	(0.06)	(0.04)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.49)	1.47	(0.52)	(0.57)	(0.18)
Total from investment operations	(0.57)	1.41	(0.56)	(0.63)	(0.23)

Redemption fee proceeds[1]	—	—	—	—	—

Net asset value, end of period	$9.42	$9.99	$8.58	$9.14	$9.77

Total return[2]	(5.71)%	16.43%	(6.13)%	(6.45)%	(2.30)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$227	$231	$144	$230	$294

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[5]	3.38%	3.57%	3.54%	3.41%	6.82%[4]
After fees waived and expenses absorbed[5]	2.33%	2.31%	2.20%	2.17%	2.22%[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.87)%	(1.90)%	(1.75)%	(1.83)%	(5.99)%[4]
After fees waived and expenses absorbed	(0.82)%	(0.64)%	(0.41)%	(0.59)%	(1.39)%[4]

Portfolio turnover rate	586%	533%	816%	1,596%	628%[3]

*	Financial information from June 30, 2014 to October 31, 2014 is from Class A shares. The Fund re-designated its Class A shares as Investor Class shares effective November 1, 2014.

**	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.

4	Annualized.

5	If dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.18% for the year ended October 31, 2018. For the prior periods ended October 31, 2017, 2016, 2015 and 2014, the ratios would have been lowered by 0.16%, 0.05%, 0.02% and 0.07%, respectively.

361 Macro Opportunity Fund

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period June 30, 2014* through
	2018	2017	2016	2015	October 31, 2014
Net asset value, beginning of period	$10.07	$8.63	$9.18	$9.78	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.06)	(0.04)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.49)	1.48	(0.54)	(0.57)	(0.18)
Total from investment operations	(0.55)	1.44	(0.55)	(0.60)	(0.22)

Redemption fee proceeds[1]	—	—	—	—	—

Net asset value, end of period	$9.52	$10.07	$8.63	$9.18	$9.78

Total return[2]	(5.46)%	16.69%	(5.99)%	(6.13)%	(2.20)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,276	$11,514	$10,671	$18,239	$8,585

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed[5]	3.13%	3.32%	3.29%	3.16%	6.57%[4]
After fees waived and expenses absorbed[5]	2.08%	2.06%	1.95%	1.92%	1.97%[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.62)%	(1.65)%	(1.50)%	(1.58)%	(5.74)%[4]
After fees waived and expenses absorbed	(0.57)%	(0.39)%	(0.16)%	(0.34)%	(1.14)%[4]

Portfolio turnover rate	586%	533%	816%	1,596%	628%[3]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.

4	Annualized.

5	If dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.18% for the year ended October 31, 2018. For the prior periods ended October 31, 2017, 2016, 2015 and 2014, the ratios would have been lowered by 0.16%, 0.05%, 0.02% and 0.07%, respectively.

361 U.S. Small Cap Equity Fund

Investor Class

Per share operating performance.

For a capital share outstanding throughout the period.

		For the Period
	For the Year Ended October 31, 2018	December 30, 2016* through October 31, 2017
Net asset value, beginning of period	$11.42	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.53)	1.45
Total from investment operations	(0.54)	1.42

Less Distributions:
From net realized gain	(0.22)	—
Total distributions	(0.22)	—

Net asset value, end of period	$10.66	$11.42

Total return [2]	(4.79)%	14.20%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,976	$1,836

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	2.51%	8.50%[4]
After fees waived and expenses absorbed[5]	1.25%	1.50%[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.31)%	(7.39)%[4]
After fees waived and expenses absorbed	(0.05)%	(0.39)%[4]

Portfolio turnover rate	297%	265%[3]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.

4	Annualized.

5	Effective December 18, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.24% of average daily net assets of Investor Class shares of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.50%.

361 U.S. Small Cap Equity Fund

Class I

Per share operating performance.

For a capital share outstanding throughout the period.

	For the Year Ended October 31, 2018	For the Period December 30, 2016* through October 31, 2017
Net asset value, beginning of period	$11.45	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	(0.53)	1.46
Total from investment operations	(0.50)	1.45

Less Distributions:
From net investment income	(0.01)	-
From net realized gain	(0.22)	-
Total distributions	(0.23)	-

Net asset value, end of period	$10.72	$11.45

Total return [2]	(4.44)%	14.50%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,339	$1,483

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	2.20%	8.24%[4]
After fees waived and expenses absorbed[5]	0.94%	1.24%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.00)%	(7.13)%[4]
After fees waived and expenses absorbed	0.26%	(0.13)%[4]

Portfolio turnover rate	297%	265%[3]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

3	Not annualized.

4	Annualized.

5	Effective December 18, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.99% of average daily net assets of Class I shares of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.25%.

361 U.S. Small Cap Equity Fund

Class Y

Per share operating performance.

For a capital share outstanding throughout the period.

	For the Year Ended October 31, 2018	For the Period December 30, 2016* through October 31, 2017
Net asset value, beginning of period	$11.46	$10.00
Income from Investment Operations:
Net investment income[1]	0.04	— [2]
Net realized and unrealized gain (loss) on investments	(0.54)	1.46
Total from investment operations	(0.50)	1.46

Less Distributions:
From net investment income	(0.02)	—
From net realized gain	(0.22)	—
Total distributions	(0.24)	—

Net asset value, end of period	$10.72	$11.46

Total return[3]	(4.40)%	14.60%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110	$665

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[6]	2.11%	8.10%[5]
After fees waived and expenses absorbed[6]	0.85%	1.10%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.91)%	(6.99)%[5]
After fees waived and expenses absorbed	0.35%	0.01%[5]

Portfolio turnover rate	297%	265%[4]

*	Commencement of operations.

1	Based on average shares outstanding for the period.

2	Amount represents less than $0.01 per share.

3	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

4	Not annualized.

5	Annualized.

6	Effective December 18, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.84% of average daily net assets of Class Y shares of the Fund. Prior to December 18, 2017, the annual operating expense limitation was 1.10%.

Investment Advisor
361 Capital, LLC
4600 South Syracuse Street, Suite 500
Denver, Colorado 80237

Sub-Advisors
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Wells Capital Management, Inc.
525 Market Street
San Francisco, California 94105

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Counsel to the Trust
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place

50 S. 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

361 Managed Futures Strategy Fund

 361 Global Managed Futures Strategy Fund

361 Domestic Long/Short Equity Fund

 361 Global Long/Short Equity Fund

361 Global Equity Absolute Return Fund

 361 Macro Opportunity Fund

361 U.S. Small Cap Equity Fund

 Each a series of Investment Managers Series Trust

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports

Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Funds’ SAI and each Fund’s annual and semi-annual reports are available, free of charge, on the Funds’ website at www.361funds.com. You can also obtain a free copy of the Funds’ SAI or each Fund’s annual and semi-annual reports, request other information, or inquire about the Funds by contacting a broker that sells shares of the Funds or by calling the Funds (toll-free) at 1-888-736-1227 (888-7361CAP) or by writing to:

361 Funds

 P.O. Box 2175

Milwaukee, WI 53201

Reports and other information about the Fund are also available:

●	Free of charge on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov;

●	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov; or

(Investment Company Act file no. 811- 21719.)